Exhibit 10.17.1

Confidential Treatment Requested by CBOT Holdings, Inc.

EXECUTION

AMENDED AND RESTATED

MANAGED SERVICES AGREEMENT

This Amended and Restated Managed Services Agreement (this “Agreement”), dated as of August 3, 2004 is between LIFFE ADMINISTRATION AND MANAGEMENT, a company incorporated in England and Wales (“LIFFE”), and BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation (the “CBOT”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 1.

RECITALS

A. LIFFE has devised and developed an automated derivatives trading and order matching system known as “LIFFE CONNECT®” to facilitate the trading of certain securities, futures, and options contracts.

B. LIFFE and the CBOT have heretofore entered into (i) a Software License Agreement, dated as of January 10, 2003 (the “Original SLA”), whereby LIFFE has agreed to grant to the CBOT a license in respect of the Software, and (ii) Amendment No. 1 to the Software License Agreement, dated as of April 23, 2004, permitting the CBOT to offer [**] futures and options on futures for trading via the Licensed Technology.

C. LIFFE and the CBOT have also entered into a Development Services Agreement, dated as of March 5, 2003 (the “Development Services Agreement”), whereby LIFFE has agreed to provide to the CBOT a variety of services supporting the creation and implementation of LIFFE CONNECT as a platform for the CBOT Electronic Exchange, including the procurement and/or delivery to locations agreed upon by the Parties of hardware necessary to support the Software, testing of Software, assistance with the CBOT’s acceptance testing, training of CBOT staff in respect of certain Components, and assisting the CBOT in providing Market Participants with technical access to the CBOT Electronic Exchange.

D. As of May 13, 2003, LIFFE and the CBOT entered into a Managed Services Agreement (the “Original MSA”), pursuant to which LIFFE agreed to provide to the CBOT a variety of information technology, operational, and other services supporting the ongoing operation of LIFFE CONNECT as a platform for the CBOT Electronic Exchange.

E. LIFFE and the CBOT have additionally entered into a Relocation Services Agreement, dated as of August 15, 2003 (the “Relocation Services Agreement”), whereby LIFFE has agreed to establish a LIFFE data centre in a specified location in Chicago, Illinois, and, commencing upon a yet to be determined date, provide to the CBOT a variety of additional services supporting the creation, implementation and future operation of such data centre.

F. Subsequent to the execution of the agreement described above, the CBOT requested that LIFFE (i) permit the CBOT to utilize the Trading System to host electronic trading of certain derivatives products listed by the Minneapolis Grain Exchange, The Board of Trade of Kansas City, Missouri, Inc. and Winnipeg Commodity Exchange Inc., a wholly owned subsidiary of WCE Holdings Inc. (each a “Hosted Exchange,” and, collectively, the “Hosted Exchanges”), and (ii) provide the CBOT various services in relation to such hosting (the “Hosting Arrangement”).

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

G. As of the Amendment Effective Date, LIFFE and the CBOT are entering into an Amended and Restated Software License Agreement (the “Software License Agreement”) to accommodate the Hosting Arrangement, incorporate into the main body of such document the applicable terms of Amendment No. 1 to the Software License Agreement, and effect other amendments to the Original SLA agreed by LIFFE the CBOT,

H. LIFFE and the CBOT additionally desire to amend and restate the Original MSA on the terms and conditions set forth in this Agreement to accommodate the Hosting Arrangement and effect additional amendments to the Original MSA agreed by LIFFE and the CBOT.

I. This Agreement is supplemental to and shall be read in conjunction with the Software License Agreement and, to the extent applicable, the Development Services Agreement and the Relocation Services Agreement.

In consideration of the recitals and the mutual covenants and agreements hereinafter set forth, the Parties hereto (each a “Party” and collectively the “Parties”) agree as follows:

AGREEMENT

1.	Definitions

In this Agreement, the following expressions shall mean, respectively:

“AAA” shall have the meaning set forth in Section 20.3.

“AAA Rules” shall have the meaning set forth in Section 20.3.

“Affiliate” means any Person that, directly or indirectly, controls, is controlled by or is under common control with a specified Person.

“Agreement” shall have the meaning set forth above.

“Amendment Effective Date” shall mean August 3, 2004.

“Amendment No. 7” shall have the meaning set forth in Section 25.

“API” means the LIFFE CONNECT application programming interface from a Trading Application to the Trading Host.

“AQS Service” shall have the meaning set forth in Section 2.2(e).

“Arbitration Fees” shall have the meaning set forth in Section 20.3.7.

“Audit Data” shall have the meaning set forth in Section 2.2(g).

“Audit Data Interface Service” shall have the meaning set forth in Section 2.2(g).

“Business Day” means any calendar day other than any Saturday, Sunday, U.S. bank holiday, and U.K. public or bank holiday.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Call” shall mean any notification, inquiry, request or other communication relating to the CBOT Electronic Exchange, whether conveyed in person or via telephone, email, or other media.

“Call Management Service” shall have the meaning set forth in Section 2.3(a).

“Call Record” means that information relating to a Call as is required by LIFFE and logged into HEAT in such format as is specified by LIFFE.

“CBOT Call Management Procedures” shall have the meaning set forth in Section 3.1.

“CBOT Controlled Sites” means those Equipment Installation Sites comprising the CBOT’s Premises and premises owned or controlled by Market Participants (including any Hosted Exchange and any Hosted Exchange Participant).

“CBOT Electronic Exchange” means the electronic facility for the trading of (a) derivatives products listed from time to time by the CBOT in its capacity as a derivatives exchange, and (b) Hosted Products.

“CBOT Electronic Exchange Parameters” means those parameters for the CBOT Electronic Exchange agreed upon by the Parties and set forth in Paragraph 5 of Schedule A.

“CBOT Indemnitees” shall have the meaning set forth in Section 18.1.

“CBOT Market Data” means any representation that conveys, either directly or indirectly, information and data pertaining to futures and/or options traded on the CBOT Electronic Exchange including, but not limited to, market prices of such futures or options on futures, trade prices, opening and closing price ranges, high-low points, settlement prices, estimated and actual contract volume, information regarding market activity including off-exchange trades, best bid, best offer, the size of the best bid or best offer or a discrete number of best bids and best offers then pending on the CBOT Electronic Exchange, along with the corresponding size of each bid and offer.

“CBOT Marketing Materials” shall have the meaning set forth in Section 9.1.

“CBOT Matching Engine Service” shall have the meaning set forth in Section 2.2(a).

“CBOT Member” means any Person authorized by the CBOT to trade on the CBOT Electronic Exchange, excluding any Hosted Exchange Member who is not authorized by the CBOT to trade CBOT Products.

CBOT Parties” shall have the meaning set forth in Section 18.2(b).

“CBOT’s Premises” means those locations owned or controlled by the CBOT, including such locations used by the CBOT for disaster recovery for CBOT Technology.

“CBOT Products” means those products, other than Hosted Products, listed on the CBOT Electronic Exchange.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“CBOT’s Project Manager” means the individual designated by the CBOT to be responsible on behalf of the CBOT for the day-to-day management of the CBOT’s obligations under the Agreement.

“CBOT Property” shall have the meaning set forth in Section 15.2.

“CBOT Rules” shall have the meaning set forth in Section 7.5.

“CBOT Technology” means, collectively, (i) any software or equipment (other than Equipment) or other technology that is (a) owned by the CBOT, (b) licensed to the CBOT by a Person other than LIFFE, or (c) used by a clearing organization to process or clear contracts traded on the CBOT Electronic Exchange and neither owned by nor licensed to LIFFE or any Person acting on LIFFE’s behalf; and (ii) any Hosted Exchange Technology.

“Change Control Procedures” shall have the meaning set forth in Section 2.6.

“Change Management Service” shall have the meaning set forth in Section 2.3(d).

“Change Request” shall have the meaning set forth in Section 2.6.

“Charge Rates” shall have the meaning set forth in Schedule M.

“Charges” shall have the meaning set forth in Section 11.1.

“Claim” shall have the meaning set forth in Section 18.1.

“Components” means those software applications identified in Part 1 of Schedule B hereto.

“Confidential Information” shall have the meaning set forth in Section 16.1.

“Connect Key Management Facility Service” shall have the meaning set forth in Section 2.2(c).

“Connection Services Charges” shall have the meaning set forth in Schedule M.

“Control” or “control” means the possession, direct or indirect, of fifty percent (50%) or more of the equity interests of another Person or the power otherwise to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

“Core Network” means the shared service comprising data circuits and hardware, including routers, repeaters, hubs, cabinets, monitors, and telecommunication lines, used to provide connectivity between (i) LIFFE data centres and (ii) points of presence in London, Chicago, New York, Paris, Amsterdam, and those locations agreed by the Parties, to which points of presence connectivity to Equipment Installation Sites will be provided.

“Core Network Maintenance Fee” shall have the meaning set forth in Schedule M.

“Core Network Maintenance Service” shall have the meaning set forth in Section 2.4(c).

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Data Storage Management Service” shall have the meaning set forth in Section 2.3(e).

“Development Services Agreement” shall have the meaning set forth in Recital C above.

“Disaster” means an Incident in which one or more of the LIFFE data centre facilities hosting the Managed Services has been so severely disrupted as to preclude, in LIFFE’s reasonable judgment, any prospect of providing the affected Managed Services from such data centre(s) in accordance with the Service Targets.

“Disputes” shall have the meaning set forth in Section 20.1.

“Documentation” means, collectively, (i) the documentation set forth in Part 2 of Schedule B, and (ii) any operating manuals, user instructions, technical literature, and other documentation supplied by LIFFE to the CBOT and/or any Hosted Exchange or Market Participant for purposes of assisting use of and/or access to the Software.

“Effective Date” shall be the Go Live Date.

“Equipment” means the computer hardware, including processors, memory, discs, screens, printers, routers, and hubs to be used with the Software, as provided in accordance with either this Agreement, the Development Services Agreement or the Relocation Services Agreement.

“Equipment and Data Centre Maintenance Fee” shall have the meaning set forth in Schedule M.

“Equipment and Data Centre Maintenance Service” shall have the meaning set forth in Section 2.4(b).

“Equipment Changes” shall have the meaning set forth in Section 5.1.3.

“Equipment Installation Sites” shall mean, collectively, (i) the locations identified on Schedule D to the Development Services Agreement, as may be amended from time to time, and (ii) such other locations as may be agreed by the Parties.

“Equipment Services Charges” shall have the meaning set forth in Schedule M.

“Equipment Uplifts” shall have the meaning set forth in Section 5.1.1.

“Escrow Agreement” shall have the meaning set forth in the Software License Agreement.

“eSpeed” means eSpeed, Inc., a corporation organized and existing under the laws of the State of Delaware, having a place of business at 135 East 57th Street, New York, New York 10022.

“eSpeed Covenants” shall have the meaning set forth in the Software Licensing Agreement.

“Exclusions” shall have the meaning set forth in Section 3.2.3.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Force Majeure Event” means any cause beyond a Party’s reasonable control, including, but not limited to, any flood, riot, fire, judicial or governmental action, act of war or terrorism, and labor disputes.

“Go Live Date” means November 23, 2003.

“Governance Committee” shall have the meaning set forth on Schedule C.

“Guaranty” shall have the meaning set forth in the Software License Agreement.

“HEAT” shall have the meaning set forth in Section 2.3(a).

“Holdings” shall have the meaning set forth in Section 25.

“Hosted Exchange” and “Hosted Exchanges” shall have the meaning set forth in Recital F above.

“Hosted Exchange Member” means any Person authorized by a Hosted Exchange to trade Hosted Products via the CBOT Electronic Exchange.

“Hosted Exchange Participant” means any Hosted Exchange Member, ISV, QV, clearing organization or other Person who participates in, accesses or obtains information from a Hosted Exchange via an Interface with the Equipment. For the avoidance of doubt, (i) unless otherwise specified by the Parties in writing, that clearing organization designated by a Hosted Exchange is not a Hosted Exchange Participant; and (ii) a Person who interfaces with CBOT Technology, but does not interface with the Equipment via an Interface, is not a Hosted Exchange Participant.

“Hosted Exchange Technology” means collectively, any software or equipment (other than Equipment) or other technology that is (i) owned by a Hosted Exchange, (ii) licensed to a Hosted Exchange by a Person other than the CBOT or LIFFE, or (iii) used by a clearing organization to process or clear Hosted Products and neither owned by the CBOT or LIFFE nor licensed to the CBOT or LIFFE or any Person acting on their behalf.

“Hosted Products” shall have the meaning set forth in the Software License Agreement.

“Hosting Agreements” shall have the meaning set forth in the Software License Agreement.

“Hosting Arrangement” shall have the meaning set forth in Recital F above.

“Hosting Fees” shall have the meaning set forth in the Software License Agreement.

“Hosting Services” shall have the meaning set forth in the Software License Agreement.

“ICDR” shall have the meaning set forth in Section 20.3.

“IMAC Service” shall have the meaning set forth in Section 2.2(l).

“Incident” means an act or omission that impacts the Managed Services in a materially adverse manner.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Incident Management Service” shall have the meaning set forth in Section 2.3(b).

“Independent Software Vendors” and “ISVs” mean those independent software providers who develop systems via which access to the Trading Host.

“Initial Term” shall have the meaning set forth in Section 12.1.

“Interfaces” means, collectively, the following Components: API, Trade Data Interface, Audit Data Interface, Standing Data Interface, Market Data Interface and Miscellaneous File Transfer Interface.

“Interface Sublicense Agreement” shall have the meaning set forth in the Software License Agreement.

“IRS” shall have the meaning set forth in Section 11.3.

“License” shall have the meaning set forth in Section 2 of the Software License Agreement.

“Licensed Technology” means, collectively, (a) the object code versions of the Software and (b) the Documentation, licensed to the CBOT pursuant to the Software License Agreement.

“LIFFE CONNECT” means the electronic trading platform which is proprietary to LIFFE, as such trading platform may be modified from time to time.

“LIFFE CONNECT Logo” means LIFFE’s registered mark “LIFFE CONNECT and Design,” depicted in Schedule L.

“LIFFE Data Centre Disaster Recovery Service” shall have the meaning set forth in Section 2.3(c).

“LIFFE Indemnitees” shall have the meaning set forth in Section 18.2.

“LIFFE’s Project Manager” shall have the meaning set forth in Schedule D.

“LIFFE Project Personnel” means the individuals engaged by LIFFE to perform its obligations under this Agreement.

“LIFFE Property” shall have the meaning set forth in Section 15.1.

“Losses” shall have the meaning set forth in Section 18.1.

“M&C Export Data” means a file containing information (i) produced, upon request, by the M&C Observer and (ii) transmitted to the CBOT via the Miscellaneous File Transfer Interface.

“Maintenance Services” shall have the meaning set forth in Section 2.4.

“Malicious Code” means any computer virus, Trojan horse, worm, time bomb, or other similar code or hardware component designed to disrupt the operation of, permit unauthorized access to, erase, or modify the Licensed Technology or any operating system upon which the Licensed Technology is installed, excluding security keys or other disabling elements of any Software,

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

which elements are designed to effect restrictions on the length of time during which any Software may be used or the number of persons who may use such Software.

“Managed IT Services” shall have the meaning set forth in Section 2.2.

“Managed Services” shall have the meaning set forth in Section 2.1.

“Managed Services Fee” shall have the meaning set forth in Schedule M.

“Managed Support Services” shall have the meaning set forth in Section 2.3.

“Market Data Interface Service” shall have the meaning set forth in Section 2.2(i).

“Market Participant” means any CBOT Member, ISV, QV, clearing organization, Hosted Exchange, Hosted Exchange Participant or other Person who participates in, accesses or obtains information from the CBOT Electronic Exchange via an Interface with the Equipment. For the avoidance of doubt, (a) unless otherwise specified by the Parties in writing, that clearing organization designated by the CBOT or a Hosted Exchange is not a Market Participant; and (b) a Person who interfaces with the CBOT Technology, but does not interface with the Equipment via an Interface, is not a Market Participant.

“Market Participant Testing” shall have the meaning set forth in the Development Services Agreement.

“Marks” shall have the meaning set forth in Section 9.2.

“Material New Software Release” shall have the meaning set forth in Section 4.1.1.

“MCC” means one or more of the CBOT’s Monitoring and Control Centres.

“MCC Monitoring and Control Service” shall have the meaning set forth in Section 2.2(b).

“Media” means the media on which the Software and the Documentation are recorded or printed, as provided by LIFFE to the CBOT.

“Miscellaneous File Transfer Interface Service” shall have the meaning set forth in Section 2.2(j).

“Monitoring Tools” means screen displays, as agreed by the Parties, to monitor activity on the CBOT Electronic Exchange, as agreed by the Parties.

“Monitoring Tools Service” shall have the meaning set forth in Section 2.2(d).

“New Software Releases” shall have the meaning set forth in Section 4.1.1.

“New Terms” shall have the meaning set forth in Section 12.2.

“Non-Restricted Documentation” means all Documentation other than Restricted Documentation, including the Documentation identified in Part 2(a) of Schedule B.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“OIA” means the CBOT’s Office of Investigations and Audits.

“OIA Monitoring and Control Service” shall have the meaning set forth in Section 2.2(b).

“On-Site” shall have the meaning set forth in Section 3.2.2.

“Original MSA” shall have the meaning set forth in Recital D above.

“Original SLA” shall have the meaning set forth in Recital B above.

“Out of Pocket Expenses” shall have the meaning set forth in Section 11.1(h).

“Party” and “Parties” shall have the meanings set forth above.

“Payment Date” shall have the meaning set forth in Section 11.4.

“Person” means an individual or a partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government agency or political subdivision thereof, or other entity.

“Program Services” shall have the meaning set forth in Section 2.1.

“Program Services Charges” shall have the meaning set forth in Schedule M.

“Quote Vendors” and “QVs” mean those vendors who receive and disseminate, or wish to receive and disseminate, CBOT Market Data via an Interface with the Equipment.

“Registration Statement” shall have the meaning set forth in Section 25.

“Relationship Manager” means that individual responsible on behalf of LIFFE or the CBOT, as applicable, for the day to day management of the relationship between LIFFE and the CBOT.

“Release Notes” means a summary of any changes applicable to a New Software Release, including a description of additions, enhancements or corrections to existing functionality, together with a list of known bugs and bug fixes applicable to such New Software Release.

“Relocation Services Agreement” shall have the meaning set forth in Recital E above.

“Renewal Term” shall have the meaning set forth in Section 12.2.

“Replacements” means, collectively, replacements, improvements, enhancements, additions and modifications to and of any Equipment or any portion thereof.

“Replacement Value” means all Losses associated with replacing and/or repairing Equipment, including the installation and commissioning of replacement technology and removal and disposal of existing equipment.

“Restricted Documentation” means Documentation that is designated by LIFFE as “LIFFE Restricted” or otherwise specified by LIFFE to be restricted, including the Documentation set forth in Part 2(b) of Schedule B.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“SEC” shall have the meaning set forth in Section 25.

“Service Management Service” shall have the meaning set forth in Section 2.3(f).

“Service Period” means that time period, agreed upon by the Parties, [**]

“Services” shall have the meaning set forth in Section 2.1.

“Service Target” means the targeted level of performance of a Managed Service during the applicable Service Period, as set forth in Paragraph 4 of Schedule A. Each Service Target is defined within the context of one or more Service Thresholds.

“Service Threshold” means that limit, agreed upon by the Parties, in respect of a Managed Service, beyond which the Service Target(s) for such Managed Service may be adversely impacted. The Service Thresholds for each applicable Managed Service are set forth in Paragraph 4 of Schedule A.

“Service Time” means the scheduled availability of a Managed Service during a Trading Day, expressed as the (i) schedule start time of the Managed Service, (ii) scheduled close time of the Managed Service, and (iii) number of minutes per Trading Day the Managed Service is scheduled to be available, as shown in Paragraph 4 of Schedule A.

“Software” means, collectively, (i) the Components, and (ii) any improvements, enhancements, additions, and modifications to or of the foregoing as LIFFE may provide to the CBOT under this Agreement.

“Software Change” shall have the meaning set forth in Section 4.2.

“Software License Agreement” shall have the meaning set forth in Recital G above.

“Software Maintenance Fee” shall have the meaning set forth in Schedule M.

“Software Maintenance Service” shall have the meaning set forth in Section 2.4(a).

“Specifications” shall have the meaning set forth in the Development Services Agreement.

“Standing Data” means data (including information relating to contracts, traders, and prices) required prior to the commencement of each Trading Day [**] as Schedule A-4 to the Development Services Agreement.

“Standing Data Interface Service” shall have the meaning set forth in Section 2.2(f).

“Summary Statement of Work” shall have the meaning set forth in Section 2.7.

“Superseded Versions” shall have the meaning set forth in Section 4.3.

“System Software” shall have the meaning set forth in Section 5.3.4(c).

“Taxes” shall have the meaning set forth in Section 11.3.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

“Technical Conformance Service” shall have the meaning set forth in Section 2.2(k).

“Technical Conformance Testing” shall have the meaning set forth in the Development Services Agreement.

“Termination Costs” shall have the meaning set forth in Schedule M.

“Third Party Materials” means any equipment, hardware, software, and/or other products obtained from any third party (excluding any such products obtained from any subcontractor or agent of LIFFE in connection with the performance by such subcontractor or agent of Services hereunder).

“Trade Data” means information relating to orders that are (i) [**].

“Trade Data Interface Service” shall have the meaning set forth in Section 2.2(h).

“Trading Application” means any front-end trading application or other software which interfaces with, and has been conformed with, the API.

“Trading Day” means any calendar day, measured by U.S. Central Time, other than Christmas Day (December 25) or New Year’s Day (January 1); any Saturday or Sunday; or any other day the CBOT designates as a trading holiday.

“Trading Host” means the LIFFE CONNECT Matching Engine (a/k/a the CBOT Matching Engine) as may be developed for the CBOT pursuant to the Development Services Agreement, this Agreement and/or the Relocation Services Agreement, and used on such Equipment as LIFFE may specify from time to time.

“Trading System” means LIFFE CONNECT as modified, pursuant to the Development Services Agreement, this Agreement and/or the Relocation Services Agreement, for use as a platform for the CBOT Electronic Exchange.

“Transition Period” shall have the meaning set forth in Section 14.3.

“Upgrades” means, collectively, improvements, enhancements, additions and modifications to or of the Licensed Technology, or any portion thereof, which LIFFE specifies for use and/or access as Licensed Technology.

“U.S.” means the United States of America.

“Wagner/eSpeed Patent” means U.S. Letter Patent No. 4,903,201 (the ‘201 patent).

“Wagner License” shall have the meaning set forth in Section 17.2.

“Wide Area Network Router” means a router that provides access to and from the Core Network.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

2.	Services

2.1 Overview. During the term of this Agreement, LIFFE shall use reasonable efforts to provide to the CBOT (a) managed information technology services and managed support services, as further detailed in Sections 2.2 and 2.3 and in Schedule A (collectively, the “Managed Services”); (b) the Maintenance Services; and (c) (i) any Software Changes agreed via a Change Request and, upon the Parties’ agreement, set out in a Summary Statement of Work; and (ii) any other services relating to the operation of the CBOT Electronic Exchange described herein or agreed via a Change Request (collectively, the “Program Services” and, together with the Managed Services and the Maintenance Services, the “Services”).

2.2 Managed Information Technology Services. LIFFE shall use reasonable efforts to provide the following managed information technology services (collectively, the “Managed IT Services”) in accordance with the relevant Service Times and Service Targets set forth in Schedule A. Subject to Section 2.5, LIFFE shall have no obligation to meet (but shall continue to use reasonable efforts to provide the Managed IT Services in accordance with) a Service Target (i) for as long as a relevant Service Threshold or CBOT Electronic Exchange Parameter is exceeded, and (ii) for the duration of the impact upon the Managed Services of such exceeded Service Threshold or CBOT Electronic Exchange Parameter in a manner that impedes LIFFE’s ability to meet the Service Targets. The Components specified in this Section 2.2 have been licensed to the CBOT pursuant to the Software License Agreement and are set out in Schedule B.

(a)	provision of and [**], the CBOT shall provide to LIFFE a well-founded, reasoned, authoritative opinion of competent United States patent counsel that (i) all Services provided by LIFFE to the CBOT under the Development Services Agreement, this Agreement, the Consultancy Framework Agreement, the Relocation Services Agreement and/or any other agreements between the Parties relating to the CBOT Electronic Exchange, including the procurement, installation and operation of Equipment; (ii) the Equipment, System Software and Licensed Technology; and (iii) the use of such Equipment, System Software and Licensed Technology by or on behalf of the CBOT and Market Participants, are encompassed by the Wagner License and will not violate the terms of the Wagner License.

(b)	provision of [**] (“MCC Monitoring and Control Service”) and (ii) OIA (“OIA Monitoring and Control Service”);

(c)	provision of the [**] (“Connect Key Management Facility Service”);

(d)	provision of [**], as agreed by the Parties (“Monitoring Tools Service”);

(e)	provision of [**] (“AQS Service”);

(f)	provision and [**] (“Standing Data Interface Service”);

(g)	provision and [**] (“Audit Data Interface Service”);

(h)	delivery from the [**] (“Trade Data Interface Service”);

(i)	delivery from the [**] (“Market Data Interface Service”);

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AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

(j)	delivery from the [**] (“Miscellaneous File Transfer Interface Service”);

(k)	assisting the CBOT, as agreed by the Parties, in [**] (“Technical Conformance Service”); and

(l)	provision of a service to [**] (“IMAC Service”).

2.3 Managed Support Services. LIFFE shall use reasonable efforts to provide the CBOT the following managed support services (collectively, the “Managed Support Services”), in accordance with the relevant Service Times and Service Targets. Subject to Section 2.5, LIFFE shall have no obligation to meet (but shall continue to use reasonable efforts to provide the Managed Support Services in accordance with) a Service Target (i) for as long as a relevant Service Threshold or CBOT Electronic Exchange Parameter is exceeded, and (ii) for the duration of the impact upon the Managed Services of such exceeded Service Threshold or CBOT Electronic Exchange Parameter in a manner that impedes LIFFE’s ability to meet the Service Targets;

(a)	provision of [**] in accordance with any relevant guidelines as may be agreed upon by the Parties, as further detailed in Section 3.2 (“Call Management Service”);

(b)	provision of a service to [**], as further detailed in Section 3.2 and (y) notify the CBOT of those activities undertaken (“Incident Management Service”);

(c)	provision of a service [**], as further detailed in Section 3.2 and (ii) notify the CBOT of those activities undertaken (“LIFFE Data Centre Disaster Recovery Service”);

(d)	prior notification, within a reasonable period of time (or if prior notification is not reasonably practicable, prompt notification), [**] (“Change Management Service”);

(e)	[**] (“Data Storage Management Service”); and

(f)	management of LIFFE’s delivery of the Managed Services and the Maintenance Services in accordance with Schedule C, including:

(i)	[**]

(ii)	[**]

(“Service Management Service”).

2.4 Maintenance Services. LIFFE shall use reasonable efforts to provide the CBOT the following maintenance services (collectively, the “Maintenance Services”):

(a)	ongoing maintenance of the Software sufficient to enable LIFFE to deliver the Managed IT Services in accordance with Service Targets and the CBOT Electronic Exchange Parameters, and including the provision of any New Software Releases in accordance with Section 4.1 (“Software Maintenance Service”).

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

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(b)	ongoing maintenance of the Equipment and of LIFFE data centres hosting the Managed Services sufficient to enable LIFFE to deliver the Managed IT Services in accordance with (i) the Service Targets, (ii) the CBOT Electronic Exchange Parameters, and (iii) any applicable guidelines issued from time to time by the respective manufacturers or suppliers of the Equipment, and including the provision of Equipment Uplifts in accordance with Section 5.1.1 and the provision of Replacements in accordance with Section 5.1.2 (“Equipment and Data Centre Maintenance Service”); and

(c)	ongoing maintenance of the Core Network sufficient to enable LIFFE to deliver the Managed IT Services in accordance with (i) the Service Targets, (ii) the CBOT Electronic Exchange Parameters, and (iii) any applicable guidelines issued from time to time by the respective manufacturers or suppliers of those data circuits and hardware comprising the Core Network (“Core Network Maintenance Service”).

2.5 Service Targets. Notwithstanding any provision herein to the contrary, LIFFE shall not be responsible for any Service Target that is not met to the extent such failure to meet such Service Target is caused by any applicable CBOT Electronic Exchange Parameters and/or Service Thresholds having been exceeded.

2.6 Change Control Procedures. Any requests of either Party for material changes to the nature or scope of the Services to be performed after the Effective Date must be (a) made according to the change control procedures set forth in Schedule D hereto (“Change Control Procedures”); and (b) agreed to in writing by both Parties, in the form of the “Change Request Form” set forth in Appendix 2 to Schedule D (each such duly completed and executed Change Request Form, a “Change Request”). Each Change Request shall be incorporated in and subject to the terms and conditions of this Agreement.

2.7 Summary Statements of Work. In the event a Change Request provides for LIFFE’s delivery hereunder of a Software Change, upon the Parties’ agreement, the Parties shall agree upon and execute a summary statement of work in the form of the Master Summary Statement of Work set forth in Schedule E hereto (each such duly executed Summary Statement of Work, a “Summary Statement of Work”). Each Summary Statement of Work shall be incorporated in and subject to the terms and conditions of this Agreement. All services to be provided pursuant to a Summary Statement of Work will constitute “Program Services” hereunder.

2.8 Site. Except as otherwise provided in this Agreement or as otherwise agreed by the Parties, the Services will be performed at LIFFE’s offices or at such other locations as LIFFE deems appropriate. LIFFE agrees that when any LIFFE Project Personnel are present on the CBOT’s Premises, such LIFFE Project Personnel shall use good faith efforts to comply with the CBOT’s Acceptable Use and Harassment Policies as set forth in Schedule F.

2.9 Subcontractors. LIFFE may appoint subcontractors and agents to carry out the whole or any part of its obligations hereunder; provided, however, that (a) LIFFE shall provide the CBOT the name of any individual LIFFE has appointed as its subcontractor or agent hereunder whose primary residence is located in the United States and whose activities are to be undertaken at the CBOT’s Premises, prior to such individual undertaking such activities, and the CBOT shall have the right, in its reasonable discretion, to deny access to the CBOT’s Premises to such individual; provided, further, however, that (i) LIFFE shall not be responsible for any delays or other consequences resulting from any such denial and (ii) the CBOT shall indemnify and hold LIFFE, its Affiliates, and the officers, directors, employees, agents and representatives of LIFFE and its Affiliates

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harmless from and against any and all Losses reasonably incurred or suffered as a result of such denial; and (b) LIFFE shall notify the CBOT of the identity of any subcontractor entity whose primary residence is located in the United States and whose activities are to be undertaken at locations other than the CBOT’s Premises. For the avoidance of doubt, LIFFE shall not have an obligation to notify the CBOT of (x) any individual or subcontractor entity whose primary residence is located outside the United States or (y) any individual whose activities are to be undertaken at any site other than the CBOT’s Premises.

2.10 Quality of Services. LIFFE shall use good faith efforts to ensure that the LIFFE Project Personnel engaged in carrying out the Services shall have the skills, experience, qualifications and knowledge necessary to perform the Services assigned to such LIFFE Project Personnel. LIFFE shall use (and shall require its subcontractors to use) reasonable skill and care in carrying out the Services and shall use good faith efforts to comply with all applicable laws and regulations in the performance of its obligations under this Agreement.

2.11 Delays. LIFFE shall not be responsible for any delays or other consequences arising from any failure by the CBOT to perform, or any delay by the CBOT in performing, any of its obligations under this Agreement.

3.	Support

3.1 CBOT’s Support Obligations. The CBOT shall provide Market Participants first-line support regarding the Managed Services by responding to Calls from Market Participants in accordance with the procedures set forth in Paragraph 1 of Schedule G hereto (the “CBOT Call Management Procedures”). In addition, the CBOT shall comply with the Call Management Procedures in respect of all Calls from CBOT personnel, or subcontractors or agents of the CBOT, relating to LIFFE’s delivery of the Services.

3.2 LIFFE’s Support Obligations.

3.2.1	General Obligations. Following LIFFE’s receipt of any Call, LIFFE shall, as part of the Call Management Service, assess the nature of the subject matter of any Call Record routed to LIFFE and handle the Call in accordance with those procedures set forth in Paragraph 2 of Schedule G and the applicable Service Targets set forth in Paragraph 4.2 of Schedule A, subject to the associated Service Thresholds and applicable CBOT Electronic Exchange Parameters.

3.2.2

Incidents. If LIFFE determines a Call Record identifies an Incident, LIFFE shall (a) classify the Incident as (i) a Disaster or, in respect of Incidents other than Disasters, as (ii) Severity 1, 2, 3 or 4, in accordance with the criteria set forth in Paragraph 4.1.4 of Schedule A, and (b) initiate the LIFFE Data Centre Disaster Recovery Service or the Incident Management Service, as appropriate. Such LIFFE Data Centre Disaster Recovery Service or Incident Management Service will be provided (a) remotely, via telephone or on-line, (b) at CBOT Controlled Sites, (c) at such other locations as LIFFE deems appropriate, or (d) at premises where any Equipment, Software or Core Network components to which the relevant Incident likely relates may be located (“On-Site”), upon the CBOT’s reasonable request. Notwithstanding the foregoing, in the event that the CBOT requests a Service be provided On-Site and LIFFE reasonably believes that the same or substantially similar level of service can be provided remotely, then LIFFE shall be required to provide such Service On-Site only upon the CBOT’s

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written agreement to pay to LIFFE (i) fees for the time expended by LIFFE in connection with such on-site Service, calculated in accordance with the Charge Rates; and (ii) all associated Out of Pocket Expenses.

3.2.3	Scope of Managed Support Services. Unless otherwise expressly stated herein or agreed upon by the Parties (LIFFE’s agreement not to be unreasonably withheld), LIFFE shall have no obligation to provide (a) the Call Management Service in respect of any Call that does not relate to LIFFE’s delivery of the Managed Services; or (b) any Managed Support Services with respect to any Disaster, other Incident, or other act or omission LIFFE reasonably determines was caused by:

(i)	the modification of the Licensed Technology, or the Equipment or any portion of the Core Network by any Person other than LIFFE or a subcontractor or agent of LIFFE, unless such modification was made at LIFFE’s direction, with LIFFE’s consent, or pursuant to the Escrow Agreement;

(ii)	integration of Software, in whole or in part, by any Person other than LIFFE or a subcontractor or agent of LIFFE, with any software other than a Trading Application for which a trader key or view only key has been issued following Market Participant Testing;

(iii)	use of the Software, the Equipment, or the Core Network in a manner or form that is in contravention of this Agreement, the Software License Agreement and/or the Development Services Agreement, or, in respect of Market Participants, an Interface Sublicense Agreement;

(iv)	any other failure by the CBOT to perform its obligations under this Agreement, the Development Services Agreement or the Software License Agreement; or

(v)	Trading Applications, CBOT Technology, other CBOT Property, property of any Market Participant or any other technology, excluding the Software, the Equipment, and the Core Network, unless such technology has been (i) provided by or on behalf of LIFFE, or (ii) expressly approved by LIFFE. For the avoidance of doubt, LIFFE’s assistance with Market Participant Testing, LIFFE’s assistance with Technical Conformance Testing, and LIFFE’s performance of the Technical Conformance Service do not constitute LIFFE’s “approval” of Trading Applications or other technology for purposes of this Section 3.2.3.

(Sections 3.2.3(i) to 3.2.3(v), collectively, the “Exclusions”).

3.2.4

Services Outside Scope. In the event that (a) the CBOT routes to LIFFE any Call that LIFFE reasonably determines does not relate to LIFFE’s delivery of the Managed Services, or (b) subject to Paragraph 2.2 of Schedule G, LIFFE

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otherwise provides any Managed Support Services with respect to any act or omission LIFFE reasonably determines was caused by an Exclusion, then (i) the CBOT shall pay to LIFFE (x) fees for the time expended by LIFFE in connection with such Managed Support Services, calculated in accordance with the Charge Rates; and (y) all associated Out of Pocket Expenses and (ii) LIFFE shall have no obligation to provide such Managed Support Services in accordance with the Service Targets.

4.	Maintenance

4.1 New Software Releases.

4.1.1	Overview. From time to time and in LIFFE’s sole discretion, LIFFE may develop Upgrades to one or more of the Components (“New Software Releases”), and may offer to provide such New Software Releases to the CBOT and/or Market Participants, as applicable. A New Software Release may include a material modification of [**](a “Material New Software Release”). During the Initial Term, LIFFE shall offer to provide a minimum of [**] Material New Software Releases to the CBOT. For the avoidance of doubt, any New Software Release comprised only of bug fixes shall not constitute a Material New Software Release.

4.1.2	Release Notes. Prior to making any Material New Software Release available to the CBOT and/or any Market Participant, LIFFE shall provide the CBOT [**] months prior written notice of such Material New Software Release, which notice will include the Release Notes applicable thereto .

4.1.3	Implementation. Once a New Software Release is offered to the CBOT, then the CBOT shall have the right to elect to implement such New Software Release. Upon such election, the New Software Release shall be deemed “Software” for purposes of this Agreement. The implementation of all New Software Releases, including all Material New Software Releases, shall be addressed via a Change Request, which shall include those acceptance procedures set out in Paragraph 3 of Schedule E (for such purposes, the term “New Software Releases” shall be substituted for “Software Changes”). The CBOT shall implement Material New Software Releases in a manner that ensures that the CBOT is no more than [**] Material New Software Releases behind those made available by LIFFE for one or more entities using LIFFE CONNECT to facilitate trading of certain securities, futures, and option contracts. Notwithstanding the foregoing, in the event that LIFFE offers to provide [**] Material New Software Releases to the CBOT within a [**] calendar month period, then the CBOT may elect to be [**] Material New Software Releases behind; provided that, the Software Maintenance Fee for the period during which the CBOT is [**] Material New Software Releases behind shall be increased by [**].

4.2 Software Changes. Any Upgrade to one or more Components that is requested by the CBOT (“Software Change”) shall be provided only upon, and in accordance with, (a) the Parties’ agreement via a Change Request, and (b) as the Parties deem appropriate, a Summary Statement of Work. The CBOT shall

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incorporate, and/or require all Market Participants receiving the Software Change to incorporate, such Software Change into the Trading System in accordance with the terms of the relevant Change Request and/or Summary Statement of Work, as applicable. For the avoidance of any doubt, “Software Change” does not include (i) any Software provided pursuant to the IMAC Service or (ii) any New Software Release.

4.3 Superseded Versions. Upon incorporation into the Trading System of a New Software Release or a Software Change, the CBOT shall (a) promptly return to LIFFE or, with LIFFE’s prior written consent, destroy and certify as destroyed, the version of the Component(s) superseded by such Upgrade and all copies thereof (the “Superseded Version”) in the CBOT’s possession and/or control, and (b) require each Market Participant to promptly return to LIFFE or, with LIFFE’s prior written consent destroy and certify as destroyed, any Superseded Version in such Market Participant’s possession and/or control.

4.4 Scope of Maintenance Services. Unless otherwise expressly stated herein or agreed upon by the Parties (LIFFE’s agreement not to be unreasonably withheld), LIFFE shall have no obligation to provide the Maintenance Services in respect of any Exclusion.

4.5 Services Outside Scope. In the event that LIFFE provides any Maintenance Services in respect of any Exclusion, then the CBOT shall pay to LIFFE (i) fees for the time expended by LIFFE in connection with Maintenance Services in respect of any Exclusion, calculated in accordance with the Charge Rates; and (ii) all associated Out-of-Pocket Expenses.

5.	Equipment

5.1 Replacements.

5.1.1	Equipment Uplifts. As part of the Equipment and Data Centre Maintenance Service, during the [**] of the Initial Term, and in any event by no later than [**], LIFFE shall (a) procure those Replacements and System Software identified in Schedule H hereto (“Equipment Uplifts”), and (b) deliver such Equipment Uplifts to, and install such Equipment Uplifts at, such installation sites as are specified in Schedule H or such other locations as may be agreed upon by the Parties. Such Equipment Uplifts will thereafter be deemed “Equipment” and “System Software,” as appropriate, for purposes of this Agreement.

5.1.2	Replacements. As part of the Equipment and Data Centre Maintenance Service, LIFFE may, at its option, replace Equipment or components thereof with other equipment or components which are substantially similar to the Equipment being replaced or improvements, enhancements, additions or modifications to such Equipment; provided that LIFFE shall provide the CBOT prior notification (or if prior notification is not feasible, prompt notification) and an opportunity for testing of any Replacements, where the Parties agree that testing is necessary. All such Replacements will thereafter be deemed “Equipment” for purposes of this Agreement.

5.1.3

Equipment Changes. Any Replacements requested by the CBOT, other than the Equipment Uplifts, (“Equipment Changes”) shall be procured, delivered and installed only upon, and in accordance with the Parties’ agreement via a Change Request. Any such Equipment Changes provided by LIFFE hereunder will be

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deemed “Equipment” for purposes of this Agreement. For the avoidance of any doubt, “Equipment Changes” does not include any Equipment provided pursuant to the IMAC Service.

5.2 Disablement and Repossession.

5.2.1	At LIFFE’s Option. LIFFE may, at its option, disable and/or repossess Equipment; provided that LIFFE will not disable and/or repossess Equipment located at a CBOT Controlled Site without either (a) reasonable cause and (b) providing prior notice to the CBOT, to the extent reasonably practicable. Notwithstanding the foregoing, LIFFE shall, to the extent reasonably practicable, provide the CBOT prior notice of any disablement or repossession of Equipment at a CBOT Controlled Site.

5.2.2	At the CBOT’s Request. LIFFE shall disable and/or repossess Equipment from any CBOT Controlled Sites as reasonably requested by the CBOT, at the CBOT’s cost.

5.3 Responsibilities of the CBOT.

5.3.1	Access. The CBOT shall provide (or require a Market Participant to provide, as applicable) LIFFE such access as LIFFE may reasonably request to all CBOT Controlled Sites:

(a)	for purposes of installing any Replacements;

(b)	to enable LIFFE or its designee to carry out its rights and responsibilities under Section 5.2;

(c)	to enable LIFFE or its designee to inspect Equipment or any portion thereof: (i) to determine whether the CBOT is complying or has complied with its obligations under this Agreement; and/or (ii) to facilitate LIFFE’s efforts to remedy any defect or error in such Equipment; and

(d)	to enable LIFFE or its designee to disable and/or remove Equipment or any portion thereof: (i) if the CBOT has failed, or is failing, to comply with its obligations under this Agreement; and/or to (ii) facilitate LIFFE’s efforts to remedy any defect or error in such Equipment.

5.3.2

Prior to Installation. In connection with each installation of Equipment at a CBOT Controlled Site, the CBOT shall, at no expense to LIFFE and by such date(s) and at such time(s) as LIFFE may reasonably request, (a) permit (or require a Market Participant to permit) LIFFE or its designee to inspect such CBOT Controlled Site prior to the delivery of any Equipment thereto; (b) make (or require a Market Participant to make) such modifications, alterations or additions to such CBOT Controlled Site as LIFFE may reasonably request; and (c) provide (or require a Market Participant to provide) LIFFE with any further assistance and facilities as LIFFE may reasonably request, including (i) preparing

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suitable accommodation and environmental conditions for such Equipment and (ii) making available any equipment, software, ancillary plant, fittings, electrical power supply and other facilities sufficient to meet all reasonable requirements of LIFFE.

5.3.3	Following Installation. With respect to all Equipment located at a CBOT Controlled Site, the CBOT shall (and shall require each Market Participant to) maintain at all times the accommodation, environment and facilities for the Equipment as may be reasonably specified by LIFFE from time to time.

5.3.4	Restrictions on Use.

(a)	All Equipment. With respect to all Equipment, the CBOT agrees, and shall require each Market Participant to agree:

(i)	not to, and not to permit any other Person (including any Market Participant) to, without the prior written consent of LIFFE, combine the Equipment with any equipment, software, or other technology (other than Licensed Technology or other technology approved by LIFFE); or

(ii)	not to, and not to permit any other Person (including any Market Participant) to, without the prior written consent of LIFFE, repossess or disable any Equipment; provided, however, that the CBOT may repossess or disable Equipment on CBOT Controlled Sites as may be necessary in conjunction with the CBOT’s monitoring and control of the CBOT Electronic Exchange;

(iii)	not to, and not to permit any other Person (including any Market Participant) to, create any lien or other encumbrance on the Equipment or any part or parts thereof or do any act (x) which might jeopardize or prejudice the rights of LIFFE or its suppliers in the Equipment or any portion thereof or (y) which might reasonably be expected to result in the Equipment being confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from the possession of the CBOT or any Market Participant, as applicable; and

(iv)	to use or interface with the Equipment only in accordance with applicable manufacturers’ recommendations.

(b)	Located at or Accessible from CBOT Controlled Sites. With respect to all Equipment located at or accessible from any CBOT Controlled Site, the CBOT agrees, and shall require each Market Participant to agree:

(i)	not to, and not to permit any other Person (including any Market Participant) to, interfere or tamper with, alter, amend or modify the Equipment or any part or parts thereof without the prior written consent of LIFFE;

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(ii)	not to, and not to permit any other Person (including any Market Participant) to, move the Equipment or any portion thereof from the CBOT’s Premises without the prior written consent of LIFFE; and

(iii)	not to, and not to permit any other Person (including any Market Participant) to, interfere or tamper with any serial numbers, identity plates, trademarks, proprietary notices or other designations, including those of LIFFE or LIFFE’s suppliers, on the Equipment or any portion thereof; and

(c)	Software. With respect to all software embedded in or otherwise included within the Equipment (“System Software”), the CBOT agrees not to, and not to permit any other Person (including any Market Participant) to:

(i)	copy, modify, duplicate, decompile, reverse engineer, disassemble or otherwise reduce to a humanly perceivable form, make any attempt to discover the source code of, create derivative works based on, market, sell, provide or make available to any third party, otherwise distribute, or translate the System Software, except as expressly provided herein;

(ii)	remove or alter in any manner any trademarks, trade names, copyright notices or other proprietary or confidentiality notices or designations, of the CBOT or other Person, contained or displayed in or on the System Software; or

(iii)	upload any computer virus, Trojan horse, worm, time bomb, or other similar code or hardware designed to disrupt the operation of, permit unauthorized access to, erase, or modify the System Software or Equipment, or otherwise use the System Software to further any purpose which is illegal.

5.3.5	Insurance. With respect to all Equipment located at any CBOT Controlled Site, the CBOT agrees either to (a) arrange to insure the Equipment comprehensively against all insurable risks with a reputable insurance company, on terms satisfactory to LIFFE (naming LIFFE as a beneficiary), or (b) accept all liability for the Equipment; in each case for the full Replacement Value thereof, from and including the date on which the Equipment or any portion thereof is delivered to the CBOT Controlled Site, until such time as the Equipment is either returned to or repossessed by LIFFE. Where the Equipment has been insured by an insurance company, the CBOT shall, at the request of LIFFE, provide to LIFFE either a copy of the relevant portion of such insurance policy or a written certificate evidencing the currency of the same.

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5.3.6	Market Participants.

5.3.6.1	Interface Sublicense Agreement. Prior to the installation of any Equipment on premises owned or controlled by any Person wishing to become a Market Participant, the CBOT shall require such Person to enter into an Interface Sublicense Agreement.

5.3.6.2	Enforcement. The CBOT shall:

(a)	promptly upon becoming aware of such actions, provide LIFFE written notice of (i) any violation by a Market Participant or any other Person of the restrictions set forth in Section 5.3.4; and (ii) any other acts or omissions of any Person which the CBOT believes (x) might jeopardize or prejudice the rights of LIFFE or its suppliers in the Equipment; (y) may result in the Equipment being confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from any location; or (z) threaten the security or operation of the Equipment; and

(b)	promptly upon becoming aware of (i) any claim, demand, or cause of action brought against the CBOT by a Market Participant or any other Person, or any subpoena served upon the CBOT or (ii) any employee, officer or director thereof, which relates to the Equipment or any component thereof, provide LIFFE written notice of such claim, demand, cause of action or subpoena.

5.3.7	Change Notification. The CBOT shall provide LIFFE’s Project Manager prior written notice (or, if prior written notice is not reasonably practicable, immediate written notification) of (a) any changes to the physical environment (i) at CBOT’s Premises in which Equipment and/or Software operate (e.g. maintenance or shutdowns of power supply or temperature control devices), and (ii) to the extent that the CBOT is aware, at any other CBOT Controlled Site in which Equipment and/or Software operate; and (b) any changes to, relocations of, or maintenance of any CBOT Technology that interfaces with Software and/or Equipment.

5.4 Responsibilities of LIFFE.

5.4.1	Liens. In the event any Equipment is confiscated, seized, requisitioned, taken in execution, impounded or otherwise taken from the possession of LIFFE as a result of LIFFE permitting a third party lien or other encumbrance to be placed on such Equipment (excluding any such lien or other encumbrance established in connection with the procurement of such Equipment), LIFFE shall, at LIFFE’s expense, replace such Equipment. Such Replacements will thereafter be deemed “Equipment” for purposes of this Agreement.

5.4.2

Upgrades and Replacements. Except as expressly provided in this Agreement, nothing herein shall require LIFFE to (a) create any Upgrades or procure or provide any Replacements; (b) deliver or license to the CBOT for use and/or access as “Licensed Technology” any modifications, enhancements,

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improvements or additions to the Licensed Technology as LIFFE may choose to create; or (c) provide to the CBOT for use and/or access as “Equipment” hereunder any replacements, modifications, enhancements, improvements or additions to the Equipment.

6.	Core Network

6.1 Permitted Purpose. The CBOT shall use the Core Network solely for purposes of (a) operating (including testing and development pursuant to the Development Services Agreement or hereunder) the CBOT Electronic Exchange via one or more Interfaces with the Equipment, and (b) carrying out rights or obligations of the CBOT pursuant to the Development Services Agreement or the Managed Services Agreement.

6.2 Acceptable Use Policy. The CBOT shall comply, and use reasonable efforts to ensure that all Market Participants comply, with LIFFE’s Core Network Acceptable Use Policy, a copy of which is attached as Schedule I hereto.

6.3 Notification

6.3.1	By the CBOT. The CBOT shall promptly notify LIFFE if the CBOT becomes aware of (a) any security vulnerability relating to the Core Network, and (b) any violation of the Acceptable Use Policy.

6.3.2	By LIFFE. Subject to Section 16, if not so prohibited by a regulatory or other governmental authority or an order of a court of competent jurisdiction, LIFFE shall (a) promptly notify the CBOT of any judicial or governmental request, requirement or order under law regarding the investigation and/or prosecution of activities relating to the CBOT Electronic Exchange, and (b) cooperate with the CBOT to respond to any such request, requirement or order.

6.4 Suspension

6.4.1	At LIFFE’s Request. In order to protect the CBOT Electronic Exchange and all users of the Core Network, LIFFE may, at its option, suspend access to the Core Network of the CBOT or any Market Participant in the event of a breach of LIFFE’s Core Network Acceptable Use Policy or the CBOT’s obligations under Section 6.1 by the CBOT or such Market Participant; provided that LIFFE will not suspend such access without reasonable cause and shall use good faith efforts to provide the CBOT prior notice of any such suspension.

6.4.2	At the CBOT’s Request. LIFFE shall suspend any Market Participant’s access to the Core Network as reasonably requested by the CBOT, at the CBOT’s cost.

7.	General Obligations of the CBOT

7.1 Dependencies. In addition to all other obligations of the CBOT set forth in this Agreement, the CBOT shall perform those dependencies set forth in Schedule J hereto.

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7.2 Security. In addition to all other duties of the CBOT specified hereunder and/or in the Software License Agreement, Development Services Agreement and/or Relocation Services Agreement in respect of Licensed Technology and Equipment and the use or access thereof by the CBOT, Market Participants, the CBOT shall (a) use reasonable efforts to comply with LIFFE’s security policy, a copy of which is attached as Schedule K hereto; (b) establish and maintain supervisory and security procedures satisfactory to LIFFE for the purpose of protecting all Licensed Technology and Equipment located at CBOT’s Premises and LIFFE’s rights, title and interest in and to the Licensed Technology and Equipment; (c) require each Market Participant to establish and maintain supervisory and security procedures appropriate to protect all Licensed Technology and Equipment located at premises owned or controlled by such Market Participant and LIFFE’s rights, title and interest in and to the Licensed Technology and Equipment; and (d) use reasonable efforts to ensure that no personnel of the CBOT, any Affiliates or subcontractors of the CBOT, any Market Participants, or any agents of the foregoing (other than LIFFE) shall have access to the Equipment or the Licensed Technology (excluding the Interfaces and Non-Restricted Documentation), unless such personnel has received appropriate training.

7.3 CBOT’s Premises. In addition to complying with the requirements set forth in Section 5.3, the CBOT shall provide LIFFE with such office accommodation, facilities (including telephones, fax machines, computer consumables, printers and Internet access), and access to the CBOT’s Premises as LIFFE reasonably deems necessary to facilitate LIFFE’s performance of the Services.

7.4 Materials and Assistance. In addition to providing those resources identified in Schedule J and Sections 5.3 and 7.3, in order to facilitate the Parties’ performance of their obligations hereunder, the CBOT shall (a) promptly provide to LIFFE such relevant information and documentation as LIFFE may reasonably request, including information and documentation relating to network infrastructure, hardware, software, equipment, personnel, documentation, space and office space; (b) ensure that competent personnel are available during normal working hours to provide to LIFFE such information or other support in relation to LIFFE’s performance of the Services as LIFFE may reasonably request; and (c) use good faith efforts to ensure that such personnel possesses the skills, experience, qualifications, and knowledge necessary to carry out any tasks to which they may be assigned.

7.5 Trading Rules. CBOT rules regarding the CBOT Electronic Exchange (the “CBOT Rules”) may not conflict with any term set forth in this Agreement, the Software License Agreement, the Development Services Agreement or the Relocation Services Agreement.

7.6 Compliance with Laws. The CBOT shall use good faith efforts to comply with all applicable laws and regulations relating to the operation of the CBOT Electronic Exchange.

8.	General Obligations of Both Parties

8.1 Non-Solicitation. Each Party agrees that, during a period from (a) the Effective Date to (b) the earlier of twelve (12) months after completion of the Services and the effective date of termination of this Agreement, it shall not employ or engage on any other basis, and offer such employment or engagement to, any of the other Party’s employees, contractors, and consultants who have been associated with the performance of such other Party’s obligations hereunder, without the other Party’s prior agreement in writing. If a Party employs or engages any employee, contractor or consultant of the other Party in breach of the foregoing obligations, it will pay to the other Party damages in an amount equal to the net annual salary of such employee, contractor or consultant for the twelve (12) months prior to the date such individual, contractor or consultant is first employed by the Party breaching such obligation.

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8.2 Export Compliance. The CBOT and LIFFE each shall comply with all applicable export laws and regulations of the United States and foreign authorities, including regulatory authorities. For purposes of this obligation, export laws and regulations include, but are not limited to, all applicable end use controls and all applicable restrictions on the export, reexport and transfer of encryption items.

9.	Marketing

9.1 Marketing. The CBOT shall, in accordance with Sections 9.2 to 9.7 below, (a) refer to the automated derivatives trading and order matching system utilized by the CBOT Electronic Exchange as the “LIFFE CONNECT®” system or platform; and (b) in any and all web pages, brochures, advertisements and all other marketing or promotional materials, press releases, or other media that market, promote or otherwise reference the Trading System (collectively, the “CBOT Marketing Materials”), (i) in respect of all visual media, prominently display (x) the Mark LIFFE CONNECT® and/or the LIFFE CONNECT Logo and (y) the phrase “e-cbot, powered by LIFFE CONNECT” in such format as may be agreed upon by the Parties; and (ii) in respect of all broadcast media, prominently broadcast (x) the Mark LIFFE CONNECT® and (y) the phrase “e-cbot, powered by LIFFE CONNECT®” in such format as may be agreed upon by the Parties.

9.2 License. Subject to the terms and conditions hereof, LIFFE hereby grants to the CBOT a non-exclusive, non-transferable (except as set forth in Section 25) right and license (a) to use, in [**], and in any additional jurisdictions as LIFFE may agree, LIFFE’s registered trademarks “LIFFE CONNECT” and the LIFFE CONNECT Logo (collectively, the “Marks”) in connection with the marketing and operation of the CBOT Electronic Exchange and those rights and obligations set forth in this Agreement, the Software License Agreement, the Development Services Agreement and the Relocation Services Agreement; and (b) to sublicense to ISVs the right to use the Marks subject to all of the terms and conditions set forth in this Section 9 (including Section 9.5).

9.3 Use. The CBOT shall (a) in each visual CBOT Marketing Material containing or displaying one or both of the Marks, (i) display each Mark together with a superscript “®” placed at the end of the Mark (e.g. LIFFE CONNECT®); and (ii) include, at least once in each such CBOT Marketing Material, the following footnote, or a formative thereof as may be agreed by LIFFE: “[LIFFE CONNECT®/The LIFFE CONNECT Logo] is a trademark of LIFFE Administration and Management and is registered in Australia, Hong Kong, Singapore, the United States, and the United Kingdom, is a registered Community Trade Mark, and is the subject of a pending application for registration in Japan”; and (b) otherwise use the Marks in a manner and form consistent with (i) the usage guidelines set forth in Schedule L hereto, as may be amended by LIFFE from time to time, and (ii) any other usage guidelines and modifications thereof as LIFFE may provide to the CBOT from time to time.

9.4 Restrictions. The CBOT acknowledges (a) LIFFE’s exclusive right, title, and interest in and to the Marks and (b) that the CBOT’s permitted use of the Marks will not vest in the CBOT any right, title, or interest in or to the Marks. The CBOT shall not (i) directly or indirectly, cause to be done any act contesting or in any way impairing LIFFE’s right, title, or interest in the Marks, (ii) in any manner represent that it possesses any ownership interest in the Marks, or (iii) except as expressly permitted hereunder, adopt, use, attempt to register, or register, at any time or in any jurisdiction, either of the Marks or any term identical to or confusingly similar to either of the Marks.

9.5 Approval. Prior to the publication, public broadcast or other distribution or dissemination to Market Participants, or other members of the public of any CBOT Marketing Material, the CBOT shall submit to the LIFFE Market Solutions Director of Sales and Marketing or his or her designee a representative sample of

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such CBOT Marketing Material for LIFFE’s prior written approval. The CBOT shall not distribute or disseminate to Market Participants or other members of the public any CBOT Marketing Material in respect of which the CBOT has not obtained LIFFE’s prior written approval. LIFFE has no right under this Agreement to approve the CBOT’s use of trademarks or service marks other than the Marks.

9.6 Inspection. In order to assure the CBOT’s compliance with the standards and requirements provided herein, the CBOT shall, upon LIFFE’s reasonable request, (a) make available to representatives of LIFFE information relating to use of the Marks and copies of all CBOT Marketing Materials; and (b) permit such representatives to inspect all such CBOT Marketing Materials.

9.7 Violations of the Marks. The CBOT shall promptly notify LIFFE in writing of any information relating to suspected infringements or other violations of the Marks which the CBOT possesses or of which it becomes aware. Notwithstanding the foregoing, the CBOT shall have no right to prosecute or otherwise take any action in respect of any such violations; and LIFFE shall have no obligation hereunder to investigate, prosecute or otherwise take any action in respect of any such violations of which it is notified by the CBOT.

9.8 No CBOT License. Unless the Parties agree otherwise (and CBOT shall not unreasonably decline to agree), LIFFE shall not use in any marketing or promotional materials, press releases, or other materials publicly distributed or disseminated by LIFFE any trademarks or service marks of the CBOT, including “e-cbot” and “CBOT.”

10.	Project Management

10.1 Appointments. In addition to complying with the requirements set forth in Schedule C, each Party shall appoint and inform the other Party of the identity of a Relationship Manager to serve as the individual responsible for the day to day management of the relationship between LIFFE and the CBOT with respect to the Services.

10.2 Substitutions. Each Party shall promptly notify the other in writing of any substitutions for or replacements of such individuals appointed in accordance with Section 10.1, as applicable, and shall take all reasonable steps to minimize any potential adverse effects of such changes.

11.	Charges

11.1 Payment. In consideration for LIFFE’s performance of the Services hereunder, the CBOT shall, via wire transfer of immediately available funds to such bank account as LIFFE may specify:

(a)	pay to LIFFE, for LIFFE’s performance of its Equipment procurement obligations under Sections 5.1.1(a) and 5.1.3, the Equipment Services Charges in accordance with Schedule M;

(b)	pay to LIFFE, in addition to any amounts owed pursuant to Section 3.2.4, the Managed Services Fee set forth in Schedule M;

(c)	pay to LIFFE, in addition to any amounts owed pursuant to Section 4.5, the Software Maintenance Fee set forth in Schedule M;

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(d)	pay to LIFFE, in addition to any amounts owed pursuant to Section 4.5, for the Equipment and Data Centre Maintenance Service, the Equipment and Data Centre Maintenance Fee set forth on Schedule M;

(e)	pay to LIFFE, in addition to any amounts owed pursuant to Section 4.5, the Core Network Maintenance Fee set forth in Schedule M;

(f)	pay to LIFFE, for the IMAC Service, the Connection Services Charges set forth in Schedule M;

(g)	pay to LIFFE, for all Program Services, the Program Services Charges; and

(h)	reimburse LIFFE for any out of pocket expenses incurred by LIFFE hereunder, including all reasonable travel, hotel, subsistence and other out of pocket expenses charged in accordance with LIFFE’s travel and expense policy attached as Schedule N hereto (collectively, “Out of Pocket Expenses”);

(such Equipment Services Charges, Managed Services Fee, Software Maintenance Fee, Equipment and Data Centre Maintenance Fee, Core Network Maintenance Fee, Connection Services Charges, Program Services Charges, Out-of-Pocket Expenses and all other amounts due hereunder, collectively, the “Charges”).

All payments hereunder shall be made in pounds sterling; provided that the CBOT may pay in U.S. dollars any Charges based on such costs incurred by LIFFE hereunder, which costs were denominated in U.S. dollars.

11.2 Fixed Charges. Notwithstanding any provision herein to the contrary, in the event LIFFE performs any Services (a) specified to be charged on a fixed fee basis, and (b) occasioned by (i) the failure of the CBOT to fulfill, or delay by the CBOT in fulfilling, any of its obligations under this Agreement or (ii) the failure or malfunction of technology not owned, controlled, or provided by or on behalf of LIFFE hereunder, the CBOT shall pay to LIFFE (x) fees for the time expended by LIFFE in connection with such Services, on a time and materials basis, calculated in accordance with the Charge Rates; and (y) all associated Out of Pocket Expenses.

11.3 Taxes. The Charges shall be exclusive of all international, national or state taxes (including withholding taxes), levies, duties, or similar charges, however designated, that may be assessed by any jurisdiction under current law or as a result of any change in the law following the date thereof (collectively, “Taxes”), and the CBOT shall pay or reimburse LIFFE for all such Taxes that may be levied or imposed in relation to this Agreement or any of the rights and licenses granted hereunder, excluding (a) any VAT that is recovered by LIFFE and (b) taxes based on the net income of LIFFE. LIFFE will use good faith efforts to recover VAT applicable to any Charges. Prior to receiving from the CBOT any payment which may be subject to United States withholding taxes, LIFFE shall deliver to the CBOT two original copies of (i) Internal Revenue Service (“IRS”) Form “W-8BEN” (or any successor forms), accurately completed and duly executed by LIFFE certifying, in Line 9a thereof (or the corresponding line of any successor forms), that the applicable treaty is the United States-United Kingdom Income Tax Convention, and further certifying the matters set forth in Line 9b and 9c of Form “W-8BEN” (or the corresponding lines of any successor forms) or (ii) IRS Form “W-8ECI” (or any successor form); provided that, unless required by U.S. law, LIFFE shall not be required to deliver to the CBOT any such Forms if LIFFE assigns, pursuant to Section 25, this Agreement and/or its rights and obligations under this Agreement to an Affiliate of LIFFE which is a United States corporation. LIFFE hereby agrees, from time to time after the initial delivery by LIFFE of such forms whenever a lapse in time or change of

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circumstances renders such forms obsolete or inaccurate in any material respect, to deliver to the CBOT two new original copies of IRS Form “W-8BEN” or IRS Form “W-8ECI” (or any successor forms), accurately completed and duly executed by LIFFE. Notwithstanding this Section 11.3, the relevant Charges shall be paid net of any U.S. federal income withholding tax caused by the failure of LIFFE to provide the CBOT with such forms, unless a change in applicable law of the United States, enacted or promulgated after the date hereof, makes it impossible for LIFFE to continue to make the certifications described above.

11.4 Invoices. LIFFE shall invoice the CBOT as set forth in Schedule M, in pounds sterling; provided, however, that LIFFE will invoice in U.S. dollars any Charges based on costs incurred by LIFFE hereunder, which costs were denominated in U.S. dollars. For the avoidance of doubt, any amounts paid by LIFFE in pounds sterling will be invoiced to the CBOT in pounds sterling. Each invoice for Program Services Charges or other Services charged on a time and materials basis hereunder will set forth the name of each of the LIFFE Project Personnel who performed such Program Services, the categories of work performed by such individual, the grade of each such individual, and the Charge Rate for such individual. Payment of each invoice shall be made by the CBOT within thirty (30) days of the date of receipt of such invoice by the CBOT (the “Payment Date”), unless the CBOT makes a good faith objection to the terms of the invoice, in which case (a) the CBOT shall pay the undisputed amount of the invoice, and (b) the Parties shall promptly undertake to resolve the disputed portion of the invoice.

11.5 Suspension.

11.5.1	Suspension of Services. If the CBOT fails to pay any undisputed Charges due under this Agreement by the Payment Date, then, without prejudice to any other remedy available to LIFFE, LIFFE may, upon fourteen (14) days prior written notice to the CBOT’s Project Manager and placement of a telephone call to the CBOT’s Relationship Manager, suspend the Services; provided that the CBOT has not made payment within such period of time

11.5.2

Suspension in Respect of Hosted Exchange. If the CBOT fails to pay LIFFE any undisputed Hosting Fees due under the Software License Agreement because a Hosted Exchange has failed to pay to the CBOT fees corresponding to such Hosting Fees, then, upon the CBOT’s notice to LIFFE thereof signed by a senior representative of the CBOT, and without prejudice to any other remedy available to LIFFE, (a) LIFFE and the CBOT agree to suspend the License granted under Section 2.1(c) of the Software License Agreement and the delivery of Services solely in respect of hosting the electronic trading of Hosted Products of the relevant Hosted Exchange via the CBOT Electronic Exchange (but not CBOT Products or the Hosted Products of any other Hosted Exchange); (b) the CBOT shall promptly provide to such Hosted Exchange fourteen (14) days’ prior written notice of the CBOT’s suspension of the license granted to such Hosted Exchange under its Hosting Agreement with the CBOT and the Hosting Services delivered to such Hosted Exchange; and (c) if the Hosted Exchange has not paid the overdue fees within such fourteen (14) day period, LIFFE shall (unless prohibited by a requirement, decision or order of a regulatory or governmental authority, arbitration panel or court of competent jurisdiction) (i) suspend the License granted under Section 2.1(c) of the Software License Agreement in respect of such Hosted Exchange and (ii) cease providing Services solely in respect of hosting the electronic trading of Hosted Products of the relevant Hosted

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Exchange via the CBOT Electronic Exchange (but not CBOT Products or Hosted Products of any other Hosted Exchange).

11.5.3	Reinstatement. In the event of reinstatement of Services suspended under Section 11.5.1 and/or Section 11.5.2, the CBOT shall be required to install (or require to be installed) any such Upgrades and/or Replacements to the version(s) of the Licensed Technology or Equipment last utilized by the CBOT or the relevant Hosted Exchange, as LIFFE may specify.

11.6 Late Payment. If the CBOT fails to pay any undisputed Charges due under this Agreement by the Payment Date, then interest shall be charged thereon from the date of issuance of the applicable invoice until the date payment is made, at the rate of the lesser of one and one half percent (1.5%) per month, or the maximum amount allowed under applicable law.

12.	Term

12.1 Initial Term. The initial term of this Agreement shall commence on the Effective Date and shall continue until and including December 31, 2008 (the “Initial Term”), unless terminated earlier in accordance with Section 13 or as otherwise provided in this Agreement.

12.2 Renewal. The Parties shall use good faith efforts to agree upon, by no later than one (1) year prior to the end of the Initial Term or the then current Renewal Term (as applicable), (a) the nature and scope of the Managed Services and any other Services to be provided during the new Renewal Term, and (b) all associated Service Targets, Service Thresholds, CBOT Electronic Exchange Parameters and Charges; provided that variations in the Charge Rate shall remain subject to Paragraph 5.3 of Schedule M (collectively, the “New Terms”). UNLESS TERMINATED EARLIER IN ACCORDANCE WITH SECTION 13 OR AS OTHERWISE PROVIDED IN THIS AGREEMENT, THIS AGREEMENT WILL AUTOMATICALLY RENEW FOR NO MORE THAN [**] SUCCESSIVE PERIODS OF [**] YEARS EACH (EACH, A “RENEWAL TERM”); provided that the Parties have agreed to the New Terms and amended this Agreement accordingly by an instrument in writing signed by a duly authorized representative of each Party. If the New Terms have not been agreed by a date one (1) year prior to the end of the Initial Term or the then current Renewal Term (as applicable), then CBOT may provide written notice to LIFFE that the CBOT does not intend to renew the Agreement, and the Agreement will expire at the end of the Initial Term or the then current Renewal Term (as applicable). For the avoidance of doubt, the expiration of the Agreement at the end of the Initial Term or a Renewal Term shall not constitute a termination of the Agreement pursuant to Section 13, and the CBOT shall not be liable for Termination Costs.

13.	Termination

13.1 By CBOT. The CBOT may terminate this Agreement, for any reason, upon written notice to LIFFE provided at least twelve (12) months prior to the end of the Initial Term or the First Renewal Term (if any).

13.2 By LIFFE. LIFFE may terminate this Agreement, upon twelve (12) months prior written notice to the CBOT, if [**] or any Affiliate of [**],directly or indirectly acquires control of the CBOT.

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13.3 By Either Party.

13.3.1	Material Breach. Subject to Section 14.3, at any time during the term of this Agreement, either Party may terminate this Agreement immediately upon written notice to the other Party if the other Party commits a breach of any of its material obligations under this Agreement and fails to remedy such material breach within thirty (30) days of receipt of written notice thereof.

13.3.2	Insolvency. At any time during the term of this Agreement, either Party may terminate this Agreement upon thirty (30) days prior written notice if: (a) the other Party (i) becomes insolvent, (ii) voluntarily commences any proceeding or files any petition under the bankruptcy laws of the United States or England and Wales, (iii) becomes subject to any involuntary bankruptcy or insolvency proceedings under the laws of the United States or England and Wales, which proceedings are not dismissed within thirty (30) days, (iv) makes an assignment for the benefit of its creditors, or (v) appoints a receiver, trustee, custodian or liquidator for a substantial portion of, its property, assets or business; or (b) the other Party passes a resolution for its winding up or dissolution, or a court of competent jurisdiction makes an order for such other Party’s winding up or dissolution.

13.4 Automatic Termination. This Agreement will terminate automatically upon termination of the Software License Agreement. For the avoidance of doubt, the Parties acknowledge that any termination of a Hosting Agreement shall not in any manner alter or otherwise affect the term of this Agreement or of the Software License Agreement.

13.5 Termination Costs. In the event this Agreement is terminated pursuant to Section 13 (excluding termination by the CBOT pursuant to Section 13.3), the CBOT shall pay to LIFFE the Termination Costs as set forth in Schedule M.

14.	Consequences of Termination

14.1 Equipment, Licensed Technology, and CBOT Marketing Materials. In addition to complying with those requirements set forth in Section 13.1 of the Software License Agreement:

14.1.1

In CBOT’s Possession. Upon or prior to the effective date of expiration or termination of this Agreement, the CBOT shall (a) immediately cease use of the Equipment, the Marks, and all Licensed Technology; and (b) at LIFFE’s request and at the CBOT’s expense, (i) within fourteen (14) days of the effective date of termination of this Agreement, permanently erase and certify the erasure of the Software (and all copies thereof) from the Equipment and all backup Media; (ii) as LIFFE may elect, promptly return to LIFFE or permit LIFFE to repossess any Equipment; and (iii) promptly return to LIFFE or, with LIFFE’s prior written consent destroy and certify as destroyed, any and all other LIFFE Property and any and all CBOT Marketing Materials containing or displaying the Marks in the CBOT’s possession and/or control. Notwithstanding the foregoing, the CBOT shall only be required to use reasonable efforts to return or destroy any LIFFE Property (excluding any Software and any information and materials marked as

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“LIFFE Restricted,” including, but not limited to, Restricted Documentation) located on the CBOT’s electronic backup media created by the CBOT in the normal course of business; provided, however, that the CBOT shall be obligated to maintain the confidentiality of such information in accordance with the terms of Section 16 of this Agreement.

14.1.2	In Market Participants’ Possession. Upon or prior to the effective date of expiration or termination of this Agreement, the CBOT shall, at the CBOT’s expense, (a) require each Market Participant to (i) immediately cease use of the Equipment and all Licensed Technology; (ii) as LIFFE may elect, either promptly return to LIFFE or permit LIFFE to repossess all Equipment in such Market Participant’s possession and/or control; and (iii) promptly return to LIFFE or, with LIFFE’s written consent destroy and certify as destroyed, any and all other LIFFE Property and any and all CBOT Marketing Materials containing or displaying the Marks within such Market Participant’s possession and/or control; and (b) notwithstanding the foregoing Section 14.1.2(a), return to LIFFE any LIFFE Property that has been provided to the CBOT by any Market Participant, promptly upon the CBOT’s receipt thereof. Notwithstanding the foregoing, each Market Participant shall only be required to use reasonable efforts to return or destroy any LIFFE Property (excluding any Software and any information and materials marked as “LIFFE Restricted,” including, but not limited to, Restricted Documentation) located on such Market Participant’s electronic backup media created by such Market Participant in the normal course of business; provided, however, that each Market Participant shall be obligated to maintain the confidentiality of such information in accordance with the terms of Section 16 of this Agreement.

14.2 Third Party Obligations. In the event of termination of this Agreement, LIFFE will use commercially reasonable efforts to terminate any contracts with third parties relating to LIFFE’s obligations hereunder (or relevant portions thereof). Notwithstanding the foregoing, the CBOT shall be obligated to reimburse LIFFE for any and all costs and expenses relevant to this Agreement for which LIFFE is contractually obligated to such third parties as of the termination hereof; provided that (a) LIFFE has used commercially reasonable efforts to mitigate such costs and expenses and (b) LIFFE has, within ninety (90) days of the effective date of termination of this Agreement, notified the CBOT of the existence and term of the contract, the identity of the counterparty to the contract, and the estimated amount of the CBOT’s payment obligation in respect of such contract.

14.3 Transition. In the event of LIFFE’s notice of termination to the CBOT pursuant to Section 13.3.1 for a material breach that is incapable of remedy, LIFFE shall continue to provide to the CBOT the Managed Services for a period of up to nine (9) months from the date upon which notice of termination is given (the “Transition Period”); provided that, within thirty (30) days following notice of termination, (a) the CBOT has accepted full liability for such material breach via written notice to LIFFE in a form acceptable to LIFFE, in LIFFE’s sole discretion; and (b) the CBOT has submitted to LIFFE reasonable assurances that it has employed measures sufficient to prohibit repetition of such material breach. Notwithstanding the foregoing, (i) during any Transition Period, LIFFE shall not be held liable for any failure to perform any obligations under this Agreement (x) that have been transitioned by the CBOT to a Person other than LIFFE, or (y) that have been wound down or phased out; and (ii) in the event of the CBOT’s breach of any of its material obligations under this Agreement during any Transition Period, LIFFE may terminate this Agreement immediately upon notice to the CBOT.

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14.4 Survival. The expiration or termination of this Agreement for any reason will not affect the accrued rights of the Parties or the right of either Party to sue for damages arising from a breach of this Agreement. Notwithstanding expiration or termination of this Agreement, the CBOT shall remain liable to pay LIFFE all sums accrued or due on or prior to the effective date of expiration or termination. Sections 5.2, 5.3.1(b), 5.3.1(c)(i), 5.3.1(d)(i), 5.3.3, 5.3.4, 5.3.5, 5.3.6.2, 6.4, 6.5, 7.2, 8, 9.4, 11, 14, 15, 16, 17, 18, 19, 20, 21, 22, 24, 27, 28, 29, 30, 31, 32 and 34 shall survive beyond the effective date of termination or expiration of this Agreement and shall remain in full force and effect.

15.	Proprietary Rights

15.1 LIFFE Property. As between the CBOT and LIFFE, all rights, title and interest in and to the Licensed Technology and all portions thereof (excluding the third party software specified in Schedule G of the Software License Agreement), including but not limited to, all Software, Upgrades, and Documentation; all Confidential Information of LIFFE; all Equipment; all Replacements; the Core Network; the Marks; all other materials whatsoever relating to the Licensed Technology and/or the Equipment and/or the Core Network and provided by LIFFE to the CBOT and/or any Market Participants, including any gateways, hubs, routers, cables, cabinets and servers; and any other materials provided by or on behalf of LIFFE to the CBOT and/or any Market Participants under this Agreement; including all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, “LIFFE Property”) shall be and remain vested in LIFFE (or LIFFE’s Affiliates, suppliers or licensors, as applicable). To the extent, if any, that ownership of the LIFFE Property does not automatically vest in LIFFE by virtue of this Agreement or otherwise, the CBOT hereby transfers and assigns to LIFFE, as of the date of creation, all rights, title and interest which the CBOT may have in and to such LIFFE Property. The CBOT undertakes, at the CBOT’s expense, to do or cease to do all such acts as LIFFE may reasonably direct, and to execute, or cause its employees, agents and/or subcontractors to execute, all such documents as LIFFE deems reasonably necessary or helpful to assure further the rights, title and interest of LIFFE or its nominee in and to such LIFFE Property.

15.2 CBOT Property. Notwithstanding the foregoing Section 15.1, as between the CBOT and LIFFE, all rights, title and interest in and to (a) the CBOT Technology (if any); (b) CBOT Market Data; (c) Trade Data; (d) Standing Data; (e) all Confidential Information of the CBOT; and (f) all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto (collectively, the “CBOT Property”) shall be and remain vested in the CBOT. To the extent, if any, that ownership of the CBOT Property does not automatically vest in the CBOT by virtue of this Agreement or otherwise, LIFFE hereby transfers and assigns to the CBOT, as of the date of creation, all rights, title and interest which LIFFE may have in and to such CBOT Property. LIFFE undertakes, at LIFFE’s expense, to do or cease to do all such acts as the CBOT may reasonably direct, and to execute, or cause its employees, agents and/or subcontractors to execute, all such documents as the CBOT deems reasonably necessary or helpful to assure further the rights, title and interest of the CBOT or its nominee in and to such CBOT Property.

16.	Confidentiality

16.1 Confidential Information. Subject to Section 16.2, each Party shall treat as confidential the terms and conditions of this Agreement (excluding the existence of this Agreement), all information (a) marked as confidential, “CBOT Restricted” and/or “LIFFE Restricted” (as applicable) or (b) which the recipient should reasonably know, by its nature or the manner of its disclosure, to be confidential (including, but not limited to, the information and materials the CBOT has obtained rights to use hereunder), which either Party may receive or have access to during or prior to the performance of this Agreement (“Confidential Information”). Neither Party shall (i) use the Confidential Information of the other Party for any purpose other than the performance of

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its obligations under this Agreement, the Software License Agreement, the Development Services Agreement, or the Relocation Services Agreement, or (ii) divulge such Confidential Information (x) without the other Party’s prior written consent, to anyone other than the employees, subcontractors, consultants or advisors of such Party who are subject to nondisclosure obligations and to whom such disclosure is reasonably necessary to facilitate the performance of this Agreement; or (y) unless requested pursuant to a judicial or governmental request, requirement or order under law (including disclosure obligations of the Parties under applicable securities laws), in which case, if not so prohibited by a regulatory or other governmental authority or an order of a court of competent jurisdiction, the receiving Party will promptly notify the other Party of such request; provided that, if, in the opinion of counsel to the receiving Party, such disclosure is required under securities laws, the receiving Party, in consultation with the other Party, shall additionally use good faith efforts to secure confidential treatment of the information so disclosed. “Confidential Information” of LIFFE includes, but is not limited to, Restricted Documentation and the source code of the Software. For the avoidance of doubt, with respect to Confidential Information of LIFFE that has been disclosed to the CBOT or to which the CBOT has access, the CBOT shall neither provide or permit [**] access to, nor permit any other Person to provide or permit [**] access to, any Confidential Information of LIFFE or any derivative work based on such Confidential Information.

16.2 Exclusions. Notwithstanding Section 16.1, Confidential Information will not include information (a) which is independently developed by the receiving Party or is lawfully received free of restriction from another source that, to the receiving Party’s knowledge, has the right to furnish such information; (b) after it has become generally available to the public by acts not attributable to the receiving Party or its employees, consultants or advisors; or (c) which, at the time of disclosure to the receiving Party, was known to the receiving Party free of restriction.

17.	Warranties

17.1 LIFFE. LIFFE warrants that (a) it has the requisite corporate power and authority to execute and perform this Agreement; (b) its execution and performance of its obligations hereunder will not violate any other agreement or regulatory obligation to which it is bound; and (c) to LIFFE’s knowledge, the Software contains no Malicious Code. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, LIFFE MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE SERVICES OR THE LICENSED TECHNOLOGY, EQUIPMENT, CORE NETWORK, OR MARKS, OR ANY PORTION OF THE SAME OR THE USE THEREOF, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. LIFFE FURTHER DISCLAIMS ALL WARRANTIES, IMPLIED OR OTHERWISE, RELATING TO ANY THIRD PARTY MATERIALS.

17.2 The CBOT. The CBOT hereby warrants to LIFFE that (a) it has the requisite corporate power and authority to execute and perform this Agreement; (b) its execution and performance of its obligations hereunder will not violate any other agreement or regulatory obligation to which it is bound; (c) it is a valid licensee of the Wagner/eSpeed Patent pursuant to Attachment B to that certain “Settlement Agreement” between the CBOT, The Chicago Mercantile Exchange, Electronic Trading Systems Corporation and eSpeed, entered into as of August 26, 2002, in settlement of eSpeed, Inc. and Electronic Trading Systems Corporation v. The Board of Trade of the City of Chicago and The Chicago Mercantile Exchange, before the United States District Court for the Northern District of Texas (Civil Action No. 3:99-CV-1016-M) (the “Wagner License”), a copy of which has been provided to LIFFE; and (d) the Services, the Equipment and Licensed Technology provided hereunder, and the use of such Equipment and Licensed Technology by or on behalf of the CBOT and Market

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Participants (excluding Hosted Exchanges and their respective Hosted Exchange Participants), are encompassed by such Wagner License and will not violate the terms of the Wagner License; (e) eSpeed has unconditionally and irrevocably covenanted not to sue the CBOT, LIFFE or the Hosted Exchanges for infringement of the Wagner/eSpeed Patent in connection with the use of the Trading System to process trades of Hosted Products; (f) in regard to each Hosted Exchange, all of the Hosted Products of such Hosted Exchange are included within the relevant categories of products specified in the eSpeed Covenants; and (g) the use of the Trading System by or on behalf of any of the Hosted Exchanges and/or their respective Hosted Exchange Participants in respect of trades of Hosted Products is encompassed by the eSpeed Covenants. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE CBOT MAKES NO, AND HEREBY DISCLAIMS ALL, WARRANTIES, CONDITIONS, UNDERTAKINGS, TERMS OR REPRESENTATIONS, EXPRESSED OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE, IN RELATION TO THE LICENSED TECHNOLOGY AND CBOT PROPERTY OR ANY PORTION OF THE SAME OR THE USE THEREOF, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

18.	Indemnification

18.1 By LIFFE. LIFFE shall defend, indemnify and hold the CBOT and its Affiliates, and the officers, directors, employees, agents, and representatives of the CBOT and its Affiliates (“CBOT Indemnitees”) harmless from and against all costs, claims, demands, losses, expenses and liabilities of any nature whatsoever (including reasonable attorneys fees) (“Losses”) incurred or suffered by such CBOT Indemnitees arising out of, or in connection with, any third party claim, demand, or cause of action (each, a “Claim”) to the extent such Claim is based upon or arises out of (a) LIFFE’s gross negligence or willful misconduct; (b) LIFFE’s material breach of this Agreement or any part hereof; (c)[**]; or (d) [**]; provided that (i) the CBOT shall take no other action which the CBOT, in its reasonable judgment, believes would be contrary to LIFFE’s interests relative to the Claim; (ii) LIFFE (or any Person acting on behalf of or authorized by LIFFE), at its own expense, shall be entitled to have sole conduct and control of all legal proceedings in connection with the Claim or the settlement or other compromise thereof; (iii) the CBOT shall give LIFFE (and any Person acting on behalf of or authorized by LIFFE) all reasonable assistance therewith, at LIFFE’s reasonable expense; and (iv) the CBOT shall use good faith efforts to notify LIFFE as soon as possible, but in any event within five (5) Business Days, after the CBOT becomes aware of the Claim. Notwithstanding the foregoing, LIFFE shall have no obligation to defend, indemnify, or hold any CBOT Indemnitee harmless from or against any Losses incurred or suffered by such CBOT Indemnitee (x) as a result of the gross negligence or willful misconduct of the CBOT Indemnitee or any Market Participant, or (y) to the extent any Losses are attributable to the fact that the use of the Licensed Technology and/or Equipment by the CBOT, other CBOT Indemnitee, or any Market Participant has not been in accordance with this Agreement.

18.2 By the CBOT. The CBOT shall defend, indemnify and hold LIFFE, its Affiliates, and the officers, directors, employees, agents, and representatives of LIFFE and its Affiliates (“LIFFE Indemnitees”) harmless from and against all Losses incurred or suffered by such LIFFE Indemnitees arising out of, or in connection with, any third party Claim to the extent such Claim is based upon or arises out of: (a) the CBOT’s material breach of this Agreement or any part hereof; (b) the gross negligence or willful misconduct of the CBOT, any Affiliate of the CBOT, any Hosted Exchange, any Affiliate of a Hosted Exchange, or any Market Participant (collectively, the “CBOT Parties”); (c) the CBOT Property or LIFFE’s use thereof; (d) use of the Licensed Technology, the Equipment, the Core Network or the Marks in contravention of this Agreement by or on behalf of any CBOT Party; (e) any violation by any Market Participant of the restrictions set forth in Section 5.3.4; (f) any Claim that the Services provided hereunder, the Equipment, the Core Network or the Licensed Technology provided hereunder, or the use thereof by or on behalf of any CBOT Party, infringes or otherwise violates the Wagner/eSpeed Patent; (g) violation of the LIFFE Core Network Acceptable Use Policy by the

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CBOT and/or any Market Participant; (h) any action or inaction by any Hosted Exchange, Hosted Exchange Participant, or any of their respective Affiliates; (i) a breach of any Hosting Agreement by any of the Hosted Exchanges or the CBOT (excluding any such breach by the CBOT which is the direct result of LIFFE’s breach of this Agreement, the Software License Agreement, the Development Services Agreement and/or the Relocation Services Agreement or of LIFFE’s gross negligence or willful misconduct); or (j) any suspension or termination, as permitted under this Agreement or the Software License Agreement, of the License granted pursuant to Section 2.1(c) of the Software License Agreement and/or of any Hosting Services; except that the CBOT shall have no obligations in respect of this Section 18.2(a), (d) or (g) with regard to any Claim to the extent such Claim is (i) based on a failure by the CBOT or any Market Participant to comply with the LIFFE Core Network Acceptable Use Policy and (ii) brought by (x) third party exchanges directly using the Core Network or (y) third party members, independent software vendors or quote vendors participating in such third party exchanges or the Euronext.liffe Exchanges (as defined in the Software License Agreement) directly using the Core Network; provided that (A) LIFFE shall take no action which LIFFE, in its reasonable judgment, believes would be contrary to the CBOT’s interests relative to the Claim; (B) the CBOT (or any Person acting on behalf of or authorized by the CBOT), at its own expense, shall be entitled to have sole conduct and control of all legal proceedings in connection with the Claim or the settlement or other compromise thereof; (C) LIFFE shall give the CBOT (and any Person acting on behalf of or authorized by the CBOT) all reasonable assistance in connection therewith at the CBOT’s reasonable expense; and (D) LIFFE shall use good faith efforts to notify the CBOT as soon as possible, but in any event within five (5) Business Days, after LIFFE becomes aware of the Claim. Notwithstanding the foregoing, the CBOT shall have no obligation to defend, indemnify, or hold any LIFFE Indemnitee harmless from or against any Losses incurred or suffered by such LIFFE Indemnitee as a result of the gross negligence or willful misconduct of the LIFFE Indemnitee.

19.	Liability

19.1 Specific Limitations. LIFFE shall have no liability to the CBOT for any breach of this Agreement or any Losses (including, but not limited to, the inability of the CBOT, any Hosted Exchange or Hosted Exchange Participant to use any part of the Licensed Technology or Equipment or Core Network and the interruption or corruption of any data or information stored, used, generated or transmitted on or via any Licensed Technology or Equipment or Core Network) under this Agreement arising from (a) any defect in the Licensed Technology, Equipment or Core Network of which LIFFE has not received notice of from the CBOT within five (5) Business Days following the first date upon which the CBOT discovered or otherwise became aware of such defect, (b) any Force Majeure Event, (c) any Trading Applications or other Third Party Materials; or (d) any suspension or termination, as permitted under this Agreement and/or the Software License Agreement, of the License granted pursuant to Section 2.1(c) of the Software License Agreement and/or of any Hosting Services.

19.2 General Limitation. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY SHALL HAVE LIABILITY TO THE OTHER FOR ANY LOSS, DAMAGE OR INJURY, DIRECT OR INDIRECT, WHETHER OR NOT CAUSED BY THE NEGLIGENCE OF SUCH PARTY, ITS AFFILIATES, OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES, EXCEPT THAT EACH PARTY SHALL ACCEPT LIABILITY FOR (a) MATERIAL BREACH OF THIS AGREEMENT, (b) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY, ITS AFFILIATES OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES, AND (c) FOR DEATH, PERSONAL INJURY AND DIRECT PHYSICAL DAMAGE TO THE TANGIBLE PROPERTY OF THE OTHER CAUSED BY SUCH PARTY, ITS AFFILIATES OR THE OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF SUCH PARTY OR OF ANY OF ITS AFFILIATES. EXCEPT WITH REGARD TO EITHER PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 16 OR ITS

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WARRANTIES SET FORTH IN SECTION 17, NEITHER PARTY SHALL BE LIABLE TO THE OTHER HEREUNDER FOR ANY INDIRECT OR CONSEQUENTIAL LOSS, OR FOR LOSS OF PROFITS, GOODWILL OR CONTRACTS, WHETHER ARISING FROM NEGLIGENCE, BREACH OF CONTRACT OR OTHERWISE, AND WHETHER OR NOT EITHER PARTY SHALL HAVE BEEN ADVISED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES.

19.3 Limitation of Liability. The cumulative liability of LIFFE under this Agreement, the Software License Agreement, the Development Services Agreement and the Relocation Services Agreement, during the respective terms of this Agreement, the Software License Agreement, the Development Services Agreement and the Relocation Services Agreement, however arising, will not exceed [**]; provided, however, that the limitations set forth in this Section 19.3 will not apply to (a) liability of LIFFE for death or personal injury; (b) fraudulent acts or omissions; or (c) violations of the confidentiality obligations of Section 16.

19.4 Claims Against Individuals. Where the liability of a Party (including, but not limited to, any liability with respect to the officers, employees, agents or representatives of a Party or any of its Affiliates) has been excluded or restricted hereunder, each Party agrees that it shall not bring any claim against any officers, employees, agents or representatives of the other Party or any of its Affiliates or join such officers, employees, agents or representatives in any claim such that the liability of such officers, employees, agents or representatives and such other Party, when taken together, would be greater than the liability of such other Party hereunder.

20.	Dispute Resolution

20.1 Escalation. As used herein, “Disputes” means any claims, disputes, controversies, and other matters in question between the Parties arising out of or relating to this Agreement or the breach hereof (excluding any third party claims against LIFFE or the CBOT subject to indemnification pursuant to Section 18, but including any disagreements as to indemnification rights hereunder). Any Dispute between the Parties that (a) relates to Program Services or (b) relates to Managed Services and has not been resolved by the Governance Committee in accordance with Schedule C, shall in the first instance be referred to the Parties’ Relationship Managers for discussion and resolution. If the Dispute is not resolved by the Relationship Managers within five (5) Business Days, the Dispute will be referred to the Managing Director of LIFFE Market Solutions and a representative of the CBOT at an equivalent level, who must discuss and, if appropriate, meet within five (5) Business Days to attempt to resolve the Dispute. If the Dispute is not resolved by such second representatives within five (5) Business Days, the Dispute will be referred to the Parties’ Chief Executive Officers who must discuss and, if appropriate, meet within five (5) Business Days to attempt to resolve the Dispute. If any representative of either Party referred to in this Section 20.1 is not available for any reason, the affected Party shall be entitled to appoint an appropriate substitute.

20.2 Mediation. If the Parties cannot resolve any Dispute in accordance with Section 20.1 within thirty (30) Business Days, they may refer the Dispute to mediation, to be conducted by a single mediator in (i) Chicago, Illinois, if LIFFE has initiated the Dispute, or (ii) London, England, if the CBOT has initiated the Dispute. The Parties shall use good faith efforts to agree upon a mediator. If the Parties are unable to agree upon a mediator within thirty (30) Business Days, the Parties may seek judicial resolution and remedy of the Dispute without first proceeding with mediation. The Parties shall use good faith efforts to hold the mediation within thirty (30) Business Days following the selection of a mediator. Unless otherwise agreed by the Parties, no decision resulting from the mediation proceedings will be binding upon the Parties. Unless expressly provided herein, each Party will bear its own costs (including attorneys fees) relating to the mediation, but the Parties will share equally the fees and expenses charged by the mediator.

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20.3 Arbitration. If a Dispute is not resolved in accordance with Section 20.2, then either Party may provide written notice to the other Party of an intention to refer the Dispute to arbitration. Any such arbitration shall be: (a) binding; (b) administered by the International Centre for Dispute Resolution (“ICDR”) of the American Arbitration Association (“AAA”); (c) conducted in accordance with the International Arbitration Rules of the AAA (the “AAA Rules”), as such AAA Rules may be amended from time to time, except to the extent this Section 20.3 provides otherwise; (d) held in Chicago, Illinois, if the Dispute is initiated by LIFFE and in London, England if the Dispute is initiated by the CBOT; and (e) conducted using the English language. Upon filing a claim, the filing Party will simultaneously provide written notice of such claim to the other Party and to the relevant administrator at the ICDR.

20.3.1	Selection of Arbitrators. Within ten (10) Business Days of receipt of the ICDR initiation letter, each Party shall select one neutral individual to act as arbitrator. In addition, the Parties shall submit a written request to AAA to use its normal procedures pursuant to the AAA Rules to appoint the third arbitrator within five (5) Business Days of AAA’s receipt of such request. The arbitrator appointed by AAA shall serve as the chairperson of the arbitration panel. The Parties agree that the selection of arbitrators must be completed within twenty-five (25) Business Days of receipt by both Parties of the ICDR initiation letter.

20.3.2	Cooperation. The Parties shall cooperate with each other in causing the arbitration to be held in as efficient and expeditious a manner as practicable, and in this respect to furnish such documents and make available such personnel as the arbitrators may request.

20.3.3	Reduction of Losses. The Parties have selected arbitration to expedite the resolution of Disputes and to reduce the costs and burdens associated with litigation. The Parties agree that the arbitrators should take these concerns into account when determining whether to authorize discovery and, if discovery is authorized, the scope of permissible discovery and other hearing and pre-hearing procedures. The arbitrators shall render an award, including a written decision, within ninety (90) calendar days after the arbitration notice is provided, unless the Parties otherwise agree or the arbitrators make a finding that a Party has carried the burden of showing good cause for a longer time period.

20.3.4	Binding Decision. The decision or award of the arbitrators will be final and binding, and may be used as a basis for judgment thereon in any jurisdiction. The award shall be in writing, shall be signed by a majority of the arbitrators, and shall include a written decision setting out the reasons for the disposition of any claim.

20.3.5	Punitive Damages. Without limiting any other remedies that may be available under applicable law, the arbitrators shall have no authority to award punitive damages.

20.3.6	Confidentiality. All proceedings and decisions of the arbitrators shall be maintained in confidence to the extent legally permissible, and shall not be made public by any Party or any arbitrator without the prior written consent of the Parties, except as may be required by applicable laws.

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20.3.7	Losses. Each Party shall bear its own costs and attorneys fees, and the Parties shall equally bear the fees, costs, and expenses of the arbitrators and the arbitration proceedings charged by the arbitrators (“Arbitration Fees”); provided, however, that (a) the filing Party shall pay any filing fees charged by the AAA; and (b) the arbitrators may exercise discretion to award costs, but not attorneys fees or Arbitration Fees, to the prevailing Party.

20.3.8	Obligations. The commencement and pendency of an arbitration under this Section 20.3 shall not relieve either of the Parties of their respective obligations under this Agreement.

20.3.9	Limitations. A demand for arbitration shall not be made after the date when institution of legal or equitable proceedings based upon such dispute would be barred by the applicable statute of limitations or laches under the laws of the State of Illinois, and the Parties expressly waive any causes of action relating to any Dispute not brought within the period set forth therein.

20.4 Limitations. Notwithstanding Sections 20.2 and 20.3, nothing herein restricts the rights of either Party to seek judicial resolution and remedy of (i) any Disputes, following compliance with Sections 20.2 and 20.3, or (ii) any claims, disputes, controversies, or other matters in question between the Parties arising out of either Party’s breach of its obligations pursuant to Section 16 or Section 17.

21.	Entire Agreement

This Agreement, together with the Software License Agreement, the Development Services Agreement, the Relocation Services Agreement and all Change Requests to the foregoing entered into by the Parties prior to the Amendment Effective Date, constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior representations, agreements, negotiations and discussions between the Parties, including that Letter Agreement entered into by the Parties as of February 4, 2003.

22.	Schedules and Change Requests

Each of the schedules attached hereto is a part of and incorporated into this Agreement. Each Change Request relating to the Original MSA entered into by the Parties prior to the Amendment Effective Date is a part of and is incorporated by reference into this Agreement. Unless otherwise indicated therein, all capitalized terms contained within such Change Requests and/or the schedules will have the meanings ascribed to them in the main body of this Agreement.

23.	Amendments

Except as expressly provided for herein, this Agreement may be amended only by an instrument in writing signed by a duly authorized representative of each Party.

24.	Binding Provisions/Third Party Beneficiaries

This Agreement is binding upon, and shall inure to the benefit of, the Parties and their respective administrators, legal representatives, successors, and permitted assigns. The Parties agree that no provision of this Agreement is intended, expressly or by implication, to purport to confer a benefit or right

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of action upon a third party (whether or not in existence, and whether or not named, as of the Effective Date).

25.	Assignment and Sublicensing

Except as otherwise expressly provided herein, the CBOT shall not assign, transfer or sublicense any right or obligation under this Agreement without the prior written approval of LIFFE. Notwithstanding the foregoing, the CBOT may assign this Agreement to: (a) the Electronic Chicago Board of Trade, Inc.; (b) CBOT Holdings, Inc. (“Holdings”); or (c) a wholly owned exchange subsidiary of Holdings, as described in the Registration Statement on Form S-4 filed by Holdings with the Securities and Exchange Commission (“SEC”) on October 24, 2001 (the “Registration Statement”), as amended by Amendment No. 7 to the Registration Statement filed with the SEC on June 17, 2004 (“Amendment No. 7”), or any subsequent amendment thereto; provided that the structure of the exchange subsidiary is in a form substantially the same as that described in Amendment No. 7; and provided further that, in the event of any assignment permitted by this sentence, each of the CBOT and Holdings will provide to LIFFE a written guarantee of the performance of all obligations of the permitted assignee in the form of the Guaranty attached as Schedule M to the Software License Agreement. LIFFE may, in LIFFE’s sole discretion, assign this Agreement and/or some or all of its rights and obligations under this Agreement to an Affiliate of LIFFE that is capable of performing the obligations of LIFFE under this Agreement.

26.	Force Majeure

If the performance of this Agreement by either Party is prevented, hindered, delayed or otherwise made impracticable by reason of any Force Majeure Event, that Party shall be excused from such performance to the extent that it is prevented, hindered or delayed by such cause. In the event a Party becomes aware of a Force Majeure Event that will affect its performance under this Agreement, it shall notify the other Party as soon as reasonably practicable. The Parties shall thereafter work together to take reasonable steps to mitigate the effects of any inability to perform, if practicable.

27.	Separability of Provisions

Each provision of this Agreement shall be considered separable; and if, for any reason, any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, unlawful, or unenforceable, such determination shall not affect the enforceability of the remainder of this Agreement or the validity, lawfulness, or enforceability of such provision in any other jurisdiction.

28.	Waiver

The failure of a Party to exercise or enforce any right conferred upon it by this Agreement shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times hereafter.

29.	Remedies Not Exclusive

No remedy conferred by any provision of this Agreement is intended to be exclusive of any other remedy, except as expressly provided in this Agreement, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity or by statute or otherwise.

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30.	Notices

Except as otherwise expressly provided herein, all notices, certifications, requests, demands, payments and other communications hereunder: (a) shall be in writing; (b) may be delivered by certified or registered mail, postage prepaid; by hand; by facsimile; or by any internationally recognized private courier; (c) shall be effective (i) if mailed, on the date ten (10) days after the date of mailing or (ii) if hand delivered, faxed, or delivered by private courier, on the date of delivery; and (d) shall be addressed as follows:

If to the CBOT:

Board of Trade of the City of Chicago, Inc.

141 West Jackson Boulevard, Suite 600-A

Chicago, Illinois 60604 U.S.A.

Attention: Carol A. Burke

If to LIFFE:

LIFFE Administration and Management

Cannon Bridge House

1 Cousin Lane

London, EC4R 3XX (England)

Attention: Company Secretary

or to such other address or addresses as may hereafter be specified by notice given by one Party to the other.

31.	Announcements

Neither Party may refer to this Agreement in any publicity or advertising materials without the other Party’s prior written consent.

32.	Interpretation

32.1 Headings, Gender, “Including,” “Control” and Person. References to sections and schedules are to sections of and schedules to this Agreement unless otherwise indicated. Section headings are inserted for convenience of reference only and shall not affect the construction of this Agreement. The masculine gender shall include the feminine and the singular number shall include the plural, and vice versa. Any use of the word “including” will be interpreted to mean “including, but not limited to,” unless otherwise indicated. Any use of the terms “controlling,” “controlled by” or “under common control with” shall have a meaning consistent with the definition of “Control” set forth in Section 1. References to any Person (including the Parties and any other entities referred to) shall be construed to mean such Person and its successors in interest and permitted assigns, as applicable.

32.2 Inconsistency. In the event of any inconsistency between the terms of the main body of this Agreement and any schedule hereto, the terms of the main body of this Agreement will govern to the extent of the inconsistency.

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33.	Further Assurances

The Parties shall execute all such further documents and do all such further acts as may be necessary to carry the provisions of this Agreement into full force and effect.

34.	Governing Law

The validity and effectiveness of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to the provisions, policies or principles of any state law relating to choice or conflict of laws. Subject to Section 20, any legal action or proceeding with respect to this Agreement may be brought exclusively in the Federal or state courts located in Chicago, Illinois, including the United States District Court for the Northern District of Illinois. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement and is hereby disclaimed.

35.	Counterparts

This Agreement may be executed in two counterparts, each of which when so executed and delivered shall be deemed an original, and both of which together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Managed Services Agreement as of the Amendment Effective Date.

LIFFE ADMINISTRATION AND MANAGEMENT,
a company incorporated in England and Wales

By:
Name:
Its:

BOARD OF TRADE OF THE CITY OF CHICAGO, INC.,
a Delaware corporation

By:
Name:
Its:

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SCHEDULES

Schedule A	–	Service Targets, Service Thresholds and CBOT Electronic Exchange Parameters for Managed Services

Schedule B	–	Software and Documentation

Schedule C	–	Managed Services and Maintenance Services Governance

Schedule D	–	Change Control Procedures

Schedule E	–	Master Summary Statement of Work

Schedule F	–	CBOT Acceptable Use and Harassment Policy

Schedule G	–	Call Management Procedures

Schedule H	–	Uplift to Equipment

Schedule I	–	LIFFE Core Network Acceptable Use Policy

Schedule J	–	CBOT Dependencies

Schedule K	–	LIFFE Security Policy

Schedule L	–	Trademark Usage Guidelines

Schedule M	–	Charges

Schedule N	–	LIFFE Travel/Expense Policy

Schedule O	–	Credits and Bonuses

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23.	Amendments	38

24.	Binding Provisions/Third Party Beneficiaries	38

25.	Assignment and Sublicensing	39

26.	Force Majeure	39

27.	Separability of Provisions	39

28.	Waiver	39

29.	Remedies Not Exclusive	39

30.	Notices	40

31.	Announcements	40

32.	Interpretation	40

33.	Further Assurances	40

34.	Governing Law	41

35.	Counterparts	41

SCHEDULES

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EXECUTION

SCHEDULE A

SERVICE TARGETS, SERVICE THRESHOLDS AND

CBOT ELECTRONIC EXCHANGE PARAMETERS FOR MANAGED SERVICES

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TABLE OF CONTENTS

1.		INTRODUCTION		3

2.		SERVICES		3

	2.1.		THE MANAGED SERVICES	3
		2.1.1.	Managed IT Services	3
		2.1.2.	Managed Support Services	3

.	2.2.		PERFORMANCE MEASUREMENTS	4
		2.2.1.	Service Calendar	4
		2.2.2.	Service Day	4
		2.2.3.	Service Time	4
		2.2.4.	Service Period	4
		2.2.5.	Service Target	4
		2.2.6.	Service Threshold	4

3.		[**]		5

	3.1.		[**]	5
		3.1.1.	[**]	5
		3.1.2.	[**]	6
		3.1.3.	[**]	6
		3.1.4.	[**]	6
		3.1.5.	[**]	7
		3.1.6.	[**]	7

	3.2.		[**]	7
		3.2.1.	[**]	8
		3.2.2.	[**]	8
		3.2.3.	[**]	9
		3.2.4.	[**]	9
		3.2.5.	[**]	9
		3.2.6.	[**]	10

4.		[**]		11

	4.1.		[**]	11
		4.1.1.	[**]	19
		4.1.2.	[**]	19
		4.1.3.	[**]	19
		4.1.4.	[**]	20
		4.1.5.	[**]	21

	4.2.		[**]	22

5.		CBOT Electronic Exchange Parameters		27

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1.	INTRODUCTION

The purpose of this document is to describe the Service Targets, Service Thresholds and CBOT Electronic Exchange Parameters applicable to the Managed Services. All times specified herein are in U.S. Central Time (“CT”). Times in parentheses indicate the corresponding U.K. Time, except that during any period in which U.K. Time and U.S. CT are not changed simultaneously, the difference between U.S. CT and U.K. Time will be altered by one hour until the point at which both U.K. Time and U.S. CT have changed.

2.	SERVICES

2.1	The Managed Services

The Service Targets described below apply to the following [**]

2.1.1	[**]

2.1.2	[**]

2.2	Performance Measurements

[**]. The performance measurements for each Managed Service are comprised of a combination of the components described below.

2.2.1	Service Calendar

“Service Calendar” means the calendar days, measured by Central Time, during which a Managed Service (or an element of such Managed Service, where specified) is to be provided.

2.2.2	Service Day

“Service Day” means that time period during those days, as specified in the Service Calendar, between the (i) scheduled start time for a Managed Service (or an element of such Managed Service, where specified) and (ii) the scheduled close time for such Managed Service, as shown in Paragraph 4.

2.2.3	Service Time

“Service Time” means the scheduled availability of a Managed Service, expressed as the (i) scheduled start time of the Managed Service and (ii) scheduled close time of the Managed Service, as shown in Paragraph 4.

2.2.4	Service Period

“Service Period” means that [**] time period, agreed upon by the Parties, [**]

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2.2.5	Service Target

“Service Target” means the targeted level of performance of a Managed Service during the applicable Service Period, as set forth in Paragraph 4. Each Service Target is defined within the context of one or more Service Thresholds.

2.2.6	Service Threshold

“Service Threshold” means that limit, agreed upon by the Parties, in respect of a Managed Service, beyond which the Service Target(s) for such Managed Service may be adversely impacted. The Service Thresholds for each applicable Managed Service are set forth in Paragraph 4.

2.2.7	Product

“Product” means a securities, futures, or options contract.

2.3	Review

During the thirty (30) day period commencing upon the later of (i) March 2, 2004, and (ii) the three (3) month anniversary of the latest date upon which all of the Software existing as of the Go Live Date has been made available for use by the CBOT Electronic Exchange in a real time live trading environment, the Parties shall review a proposal from the CBOT to increase the [**]; provided that in the event the Parties agree to increase any of the [**] as a result of such review, such modification shall not increase in any respect LIFFE’s financial risk or exposure under this Agreement.

3.	[**]

3.1	[**]

[**]	( (	[**]	)[**])
[**]

[**]
3.1.1	[**]
[**]

	Condition		Criteria

[**]		[**]

3.1.2	[**]
[**]

	Condition		Criteria

[**]		[**]

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3.1.3	[**]

[**]
	Condition		Criteria

[**]		[**]

3.1.4	[**]

[**]
	Condition		Criteria

[**]		[**]

3.1.5	[**]

[**]
	Condition		Criteria

[**]		[**]

3.1.6	[**]

[**]
	Condition		Criteria

[**]		[**]

3.2	[**]

[**]

is calculated for each Service Period as shown below:

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Confidential Treatment Requested by CBOT Holdings, Inc.

[**]	( (	[**]	) [**])
[**]

[**]

3.2.1	[**]

[**]

	Condition		Criteria

[**]		[**]

3.2.2	[**]

[**]

	Condition		Criteria

[**]		[**]

3.2.3	[**]

[**]

	Condition		Criteria

[**]		[**]

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3.2.4	[**]

[**]

	Condition		Criteria

[**]		[**]

3.2.5	[**]

[**]

	Condition		Criteria

[**]		[**]

3.2.6	[**]

[**]

	Condition		Criteria

[**]		[**]

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4.	[**]

4.1	[**]

[**]	SERVICE CALENDAR	SERVICE TIME Service Start	SERVICE TIME Service Close	SERVICE TARGET	SERVICE THRESHOLD

[**]	[**] per week (“dpw”) [**]	[**]	[**]	[**]	[**]

[**]		[**]

[**]		[**]	[**]

[**]		[**]	[**]

[**]		[**]	[**]

[**]		[**]	[**]

[**]		[**]	[**]

[**]		[**]	[**]

[**]		[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

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[**]	SERVICE CALENDAR	SERVICE TIME Service Start	SERVICE TIME Service Close	SERVICE TARGET	SERVICE THRESHOLD

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

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[**]	SERVICE CALENDAR	SERVICE TIME Service Start	SERVICE TIME Service Close	SERVICE TARGET	SERVICE THRESHOLD

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	N/A	N/A

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

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[**]	SERVICE CALENDAR	SERVICE TIME Service Start	SERVICE TIME Service Close	SERVICE TARGET	SERVICE THRESHOLD

[**]	[**] except U.S. bank holidays.		[**]	[**]	[**]

[**]		[**]	[**]

[**]		[**]	[**]

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4.1.1	[**]

File	Direction of Transmission	Frequency	[**]	[**]	[**]

[**]	CBOT -> LIFFE	[**]	[**]	[**]	[**]

[**]	CBOT -> LIFFE	[**]	[**]	[**]	[**]

4.1.2	[**]

File	Direction of Transmission	Frequency	[**]	[**]	[**]

[**]	LIFFE -> CBOT	[**]	[**]	[**]	[**]

4.1.3	[**]

File	Direction of Transmission	Frequency	[**]	[**]	[**]

[**]	LIFFE -> CBOT	[**]	[**]	[**]	[**]

4.1.4	[**]

File	Direction of Transmission	Frequency	[**]	[**]	[**]

[**]	CBOT -> LIFFE	[**]	[**]	[**]	[**]

[**]	CBOT -> LIFFE	[**]	[**]	[**]	[**]

[**]	CBOT -> LIFFE	[**]	[**]	[**]	[**]

File	Direction of Transmission	Frequency	[**]	[**]	[**]

[**]	LIFFE -> CBOT	[**]	[**]	[**]	[**]

[**]	LIFFE -> CBOT	[**]	[**]	[**]	[**]

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4.1.5	[**]

[**]	Target Restoration Time for Services

[**]	[**]

[**]

[**]

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4.2	[**]

[**]	SERVICE CALENDAR	SERVICE TIME Service Start	SERVICE TIME Service Close	SERVICE TARGET	SERVICE THRESHOLD
[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

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[**]	SERVICE CALENDAR	SERVICE TIME Service Start	SERVICE TIME Service Close	SERVICE TARGET	SERVICE THRESHOLD
[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**] except U.S. bank holidays	[**]	[**]	[**]

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5.	CBOT ELECTRONIC EXCHANGE PARAMETERS

5.1	Definitions

[**]

5.2	Connections

5.2.1	[**]

5.2.2	[**]

5.2.3	[**]

5.3	Market Makers

5.3.1.	[**]

5.3.2.	[**]

5.4	Products

5.4.1.	[**]

5.4.2.	[**]

5.5	[**]

5.6	Performance and Capacity

5.6.1.	[**]

5.6.2.	[**]

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EXECUTION

SCHEDULE B

SOFTWARE AND DOCUMENTATION

Part 1 - Software

[**]

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Part 2 – Documentation

(a)	Unrestricted Documentation

1.	LIFFE CONNECT™ Application Program Interface and Changes

2.	Application Program Interface (API) Reference Manual

3.	LIFFE CONNECT™ Application Program Interface Installation notes

4.	How the Market Works

(b)	Restricted Documentation

	Title	Number of Authorized Copies
1.	[**]	20

2.	[**]	20

3.	[**]	20

4.	[**]	20

5.	[**]	20

6.	[**]	20

7.	[**]	20

8.	[**]	20

9.	[**]	20

10.	[**]	20

11.	[**]	20

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Part 3 – Software, Locations and Operating Systems

Software	Location	Operating System
[**]	[**] (“Data Centre 1”) [**] (“Data Centre 2”) [**] (Development Centre”)	[**]

[**]	Equipment Installation Sites	[**]

[**]	Equipment Installation Sites	Unix OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Windows Server OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Windows Server OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Windows Server OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Windows Server OS

[**]	[**]	Windows Desktop OS

[**]	Data Centre 1 and Data Centre 2	Windows Desktop OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Unix OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Unix OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Unix OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Windows Server OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Unix OS, Windows Server OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Unix OS

[**]	Data Centre 1, Data Centre 2, Development Centre	Unix OS

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EXECUTION

SCHEDULE C

MANAGED SERVICES AND MAINTENANCE SERVICES GOVERNANCE

1.	Project Manager and Service Manager

1.1	Appointments. LIFFE shall appoint and inform the CBOT of the identity of a service manager to oversee the Managed Services and the Maintenance Services on a day-to-day basis (“LIFFE’s Service Manager”). The CBOT shall appoint and inform LIFFE of the identity of CBOT’s Project Manager. Each Party shall promptly notify the other Party in writing of any substitutions or replacements of LIFFE’s Service Manager or CBOT’s Project Manager, as applicable, and shall take all reasonable steps to minimize any potentially adverse effects of such changes.

1.2	Meetings. Following the end of each Service Period, LIFFE’s Service Manager and CBOT’s Project Manager will meet in person and/or conference telephonically, as the Parties may agree (“Service Review”), at least once a month (i) to review the Managed Services and the Maintenance Services and discuss the day-to-day operational issues arising from the provision of such Services by LIFFE, including any management or financial issues relating to the Managed Services or the Maintenance Services, and Change Requests; and (ii) to compare (x) the actual Managed Services provided during the Service Period immediately preceding the date of the meeting to (y) the Service Targets for such Service Period. LIFFE shall, in consultation with the CBOT, prepare (a) a report regarding such comparison of the Managed Services to the Service Targets (a “Service Report”); and (b) minutes of the Service Review meeting.

1.3	Service Review. If the reviews conducted pursuant to Paragraph 1.2 above indicate either that (a) a Service Threshold or CBOT Electronic Exchange Parameter in respect of one of the Managed Services was exceeded during the relevant Service Period or (b) a Service Target was not met during the Service Period, LIFFE’s Service Manager will initiate a further service review with CBOT’s Project Manager to establish an appropriate course of action in relation to the exceeded Service Threshold and/or CBOT Electronic Exchange Parameter, and/or missed Service Target. Such courses of action may include:

(i)	Renegotiation of the relevant Service Threshold and/or Service Target;

(ii)	No action; or

(iii)	Changes implemented by LIFFE and/or the CBOT.

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1.4	Escalation. LIFFE’s Service Manager and CBOT’s Project Manager shall, as promptly as reasonably practicable, escalate to the Governance Committee any issues LIFFE’s Service Manager and CBOT’s Project Manager are unable to resolve between them.

1.5	Reports.

(a)	Service Reports. The Interim Service Reports and the Service Reports shall be prepared by LIFFE, in consultation with the CBOT, as set forth in accordance with Paragraph 1.2 above.

(b)	Reports for Governance Committee. CBOT’s Project Manager and LIFFE’s Service Manager shall work together to prepare reports relating to (i) any issue requiring escalation to the Governance Committee in accordance with Paragraph 1.4 above, and (ii) any other matters the Parties wish to present to the Governance Committee, including, for example, Market Participant issues relating to the Managed Services or the Maintenance Services and overviews of LIFFE’s performance of the Managed Services (the Interim Service Reports, the Service Reports, and such other reports prepared pursuant to this Paragraph 1.5(b), collectively, the “Reports”).

2.	The Governance Committee

2.1	Composition of Committee. In accordance with such terms as the Parties agree upon, the Parties shall establish a “Governance Committee.” LIFFE’s Service Manager and the CBOT’s Project Manager shall co-chair the Governance Committee. Constitution of the remaining members of the Governance Committee shall be as agreed upon by the Parties.

2.2	Objectives. The objective of the Governance Committee is to act as a forum for each Party to raise and address any operational issues that may arise with respect to the Managed Services or the Maintenance Services, including (a) issues that have not been resolved between CBOT’s Project Manager and LIFFE’s Service Manager; (b) Change Requests regarding the Managed Services or the Maintenance Services; (c) Market Participant issues relating to the Managed Services or the Maintenance Services; and (d) an overview of LIFFE’s performance of the Managed Services and the Maintenance Services.

2.3	Meetings. The Governance Committee shall meet in person and/or conference telephonically, as the Parties may agree, at least monthly. Meetings of the Governance Committee may be called upon reasonable notice by either Party. The agenda for the monthly meetings shall include the following:

(i)	Managed Services performance levels during the preceding month and, in particular, conformity with the Service Targets;

(ii)	Progress of Change Requests regarding the Managed Services or the Maintenance Services; and

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(iii)	Any relevant Market Participant issues arising during the preceding month.

2.4	Reports. At any meeting of the Governance Committee, the Parties may present (a) Change Requests under consideration pursuant to the Change Control Procedures and (b) any Reports; provided that such Change Requests and/or Reports have been distributed to each Governance Committee member prior to such meeting.

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EXECUTION

SCHEDULE D

CHANGE CONTROL PROCEDURES

1.	OVERVIEW

The change control procedures set forth herein and diagrammed in chart form in Appendix 1 to this Schedule D, shall be used whenever the CBOT or LIFFE has a requirement to change any component of the Services.

The individual designated by LIFFE to handle the day-to-day management of Change Requests and/or Summary Statements of Work on behalf of LIFFE (“LIFFE’s Project Manager”) will be the principal contact at LIFFE regarding the change control procedures and will serve as the administrator of the Change Control Procedures. The representative of the Party requesting the change will be referred to herein as the “Change Requester.”

2.	PROCEDURES

2.1	SUBMIT CHANGE REQUEST

(a)	To initiate the change control process, the Change Requester must set forth on a Change Request Form, a copy of which is attached as Appendix 2 to this Schedule D: (i) the name of the Party requesting the change, (ii) the Change Requester’s name, (iii) the date of the request, (iv) a description of the desired change, (v) the designated priority of such change (i.e., high, normal or low) and (vi) the reason(s) for requesting the change.

(b)	The Change Requester must then send the Change Request Form to LIFFE’s Project Manager.

(c)	LIFFE’s Project Manager will, within twenty-four (24) hours of receipt of the Change Request Form, acknowledge such receipt by (i) issuing a number to correspond with the Change Request Form; (ii) noting on the Change Request Form the date of receipt of the Change Request Form, the name of LIFFE’s Project Manager, the Change Request Form number issued, and the date of issuance of such number; and (iii) signing and dating the appropriate portion of the Form. LIFFE’s Project Manager will then (x) send to the Change Requester and, if the Party requesting the change is LIFFE, to the CBOT’s Project Manager, a copy of the acknowledged Change Request Form and (y) record on the Change Request Form the date such acknowledged Change Request Form was sent.

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2.2	PRELIMINARY REVIEW OF CHANGE REQUEST

Following acknowledgment of receipt of the Change Request Form, LIFFE’s Project Manager will undertake a preliminary review of the Change Request Form to ensure that the Change Requester has provided the requisite details. If LIFFE’s Project Manager, in his or her reasonable judgment, determines that the information provided is insufficient, LIFFE’s Project Manager will contact the Change Requester to request additional information. This cycle will continue until (i) the requested information is provided or (ii) the Parties agree to file the Change Request Form and close the matter accordingly. LIFFE’s Project Manager will not proceed with further assessment of the change request until and unless such additional information is obtained. If LIFFE’s Project Manager disagrees with the priority of the requested change designated on the Change Request Form, LIFFE’s Project Manager and CBOT’s Project Manager shall review and discuss the nature of the requested change and agree upon the priority for such change.

2.3	DETERMINATION OF WHETHER AN INITIAL ASSESSMENT IS TO BE CONDUCTED

(a)	Once LIFFE’s Project Manager determines a Change Request Form provides sufficient information and the portions of the Change Request Form noted above have been completed, LIFFE’s Project Manager will, within (i) ten (10) Business Days, for a low priority change, (ii) four (4) Business Days, for a normal priority change, or (iii) two (2) Business Days, for a high priority change, thereafter contact the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, to discuss (i) whether an initial assessment of the change request is to be undertaken and (ii) the date by which any initial assessment should be completed.

(b)	If LIFFE’s Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, agree that no initial assessment of the change request is to be undertaken, LIFFE’s Project Manager will file the Change Request Form and close the matter accordingly.

(c)	In the circumstance where more than one initial assessment has been undertaken for a particular change request, the Parties may agree to halt the process of assessing the change request, in which case LIFFE’s Project Manager will file the Change Request Form and close the matter accordingly.

(d)	[**]

(e)	[**]

2.4	INITIAL ASSESSMENT

(a)	If LIFFE’s Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, agree that an initial assessment is to be undertaken, LIFFE’s Project Manager will, unless otherwise agreed, commence such initial assessment within (i) ten (10) Business Days, for a low priority change, (ii) four (4) Business Days, for a normal priority change, or (iii) two (2) Business Days, for a high priority change, thereafter and shall use reasonable efforts to complete the initial assessment by the agreed upon completion date.

(b)	As applicable to the particular change request, [**]:

• [**]

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(c)	The Party requesting the change shall use reasonable efforts to ensure that the Change Requester and other appropriate personnel are available to provide to LIFFE’s Project Manager information or other input or assistance relating to the initial assessment.

2.5	ACCEPTANCE OF INITIAL ASSESSMENT

(a)	Once an initial assessment has been completed, LIFFE’s Project Manager will attach to the relevant Change Request Form a copy of any written results of the initial assessment and provide to the Change Requester and, if the Party requesting the change is LIFFE, the CBOT’s Project Manager a copy of such results. LIFFE’s Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, will then discuss the results of the assessment and determine (i) whether to accept or reject the initial assessment and (ii) if the initial assessment is rejected, whether to file the Change Request Form and close the matter or to continue performing the initial assessment.

(b)	If the initial assessment is rejected and no further work on the initial assessment is to be undertaken, LIFFE’s Project Manager will file the Change Request Form and close the matter accordingly.

(c)	If the initial assessment is rejected and it is agreed that additional work on the initial assessment is to be conducted, LIFFE’s Project Manager and Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, will agree upon a revised date of completion of the initial assessment and LIFFE’s Project Manager will carry out such further work and repeat the applicable procedures set out in Paragraphs 2.4(b) and 2.5(a). This cycle will continue until LIFFE’s Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, either (i) agree to the initial assessment and senior representatives of each Party have executed the appropriate section of the Change Request Form, or (ii) agree to file the Change Request Form and close the matter accordingly.

2.6	DETAILED PLAN

(a)	If LIFFE’s Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, agree to the initial assessment, then senior representatives of each Party will indicate such acceptance on the Change Request Form by signing the appropriate section of the Change Request Form.

(b)	LIFFE’s Project Manager will then coordinate the production of a “detailed plan” for the requested change and shall use reasonable efforts to complete the “detailed plan” by the agreed upon completion date. Each such “detailed plan” will include (i) an estimated schedule for implementation of the change requested, and (ii) the Charges which would be associated with implementation of the requested change.

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(c)	The Parties shall use reasonable efforts to ensure that appropriate personnel are available to provide to LIFFE’s Project Manager information or other input or assistance relating to creation of the detailed plan.

2.7	ACCEPTANCE OF DETAILED PLAN

(a)	Once the detailed plan has been completed, LIFFE’s Project Manager will attach to the relevant Change Request Form a copy of the detailed plan and provide to the Change Requester and, if the Party requesting the change is LIFFE, the CBOT’s Project Manager a copy of such detailed plan. Thereafter, LIFFE’s Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, will review the completed detailed plan and determine (i) whether to accept or reject the detailed plan and (ii) if the detailed plan is rejected, whether to file the Change Request Form and close the matter or to continue working on the detailed plan.

(b)	If the detailed plan is rejected and no further work on the detailed plan is to be undertaken, LIFFE’s Project Manager will file the Change Request Form and close the matter accordingly.

(c)	If the detailed plan is rejected and it is agreed that additional work on the detailed plan is to be conducted, LIFFE’s Project Manager will carry out such further work and repeat the applicable procedures set forth in Paragraphs 2.6(b) and 2.7(a). This cycle will continue until LIFFE’s Project Manager and the Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, accept the detailed plan or agree to file the Change Request Form and close the matter accordingly.

2.8	IMPLEMENT SOLUTION

(a)	If LIFFE’s Project Manager and Change Requester and/or, if the Party requesting the change is LIFFE, the CBOT’s Project Manager, agree to accept the detailed plan, then senior representatives of each Party (i) will indicate acceptance of the change requested and the detailed plan by signing the appropriate section of the Change Request Form and (ii) LIFFE’s Project Manager will coordinate the implementation of the change requested as per the detailed plan.

(b)	The Parties shall use reasonable efforts to ensure that appropriate personnel are available to provide assistance with implementing the change requested as per the detailed plan.

(c)	LIFFE’s Project Manager will periodically provide to the Parties a report of the current status of the implementation of the change requested.

2.9	COMPLETE CHANGE REQUEST

(a)	Once implementation has been completed, senior representatives of the Parties will each so indicate by signing the appropriate section of the Change Request Form.

(b)	LIFFE’s Project Manager will thereafter (i) arrange for an invoice to be sent to the CBOT for any Charges associated with the build, test, and/or implementation as appropriate of the requested change and (ii) file the completed, and fully executed, Change Request Form.

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Appendix 1 to Schedule D

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Appendix 2 to Schedule D

Change Request Form

Change No.	Request

Change Requester Details & Authorization

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Name of Change Requester: __________ Party Requesting Change: LIFFE CBOT Priority of Change Requested: high normal low	Date of Request: / / [All dates required to be set out in this Change Request Form must be in the format dd-mmm-yyyy e.g 29 Jan 2003.]
Description of Change Continued on separate sheet - YES/NO

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Reason for Requested Change Continued on separate sheet - YES/NO

Change Request Logged by LIFFE’s Project Manager

Change Request Number Issued: _________

Date Request Received:     /     /                                             Date Number Issued:    /    /

Acknowledgement Sent:     /    /

Name of the CBOT’s Project Manager [If LIFFE is the Party requesting the Change]: __________________________

Name of LIFFE’s Project Manager:

Signature of LIFFE’s Project Manager:

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Initial Assessment Completed (A copy of the written results of the initial assessment is to be attached.)

Agreed Initial Assessment Completion Date     /    /

Initial Assessment Accepted

[To be signed by senior representatives of each Party.]

Each of the signatories below hereby represents that he or she is authorized to agree to the initial assessment on behalf of the entity for which he or she has signed.

LIFFE:

Name:                                          Signature:

Date:     /    /

CBOT:

Name:                                          Signature:

Date:     /    /

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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Detailed Plan Completed (A copy of the written results of the initial assessment is to be attached.)

Agreed Detailed Plan Completion Date     /    /

Detailed Plan Agreed; Implementation to Commence

[To be signed by senior representatives of each Party.]

Each of the signatories below hereby represents that he or she is authorized to accept the detailed plan and this Change Request Form on behalf of the entity for which he or she has signed.

LIFFE:

Name:                                          Signature:

Date:     /    /

CBOT:

Name:                                          Signature:

Date:     /    /

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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Change Request Agreed

[To be signed by senior representatives of each Party.]

Each of the signatories below hereby represents that he or she is authorized to accept the detailed plan and this Change Request Form on behalf of the entity for which he or she has signed.

LIFFE:

Name:                                          Signature:

Date:     /    /

CBOT:

Name:                                          Signature:

Date:     /    /

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EXECUTION

SCHEDULE E

MASTER SUMMARY STATEMENT OF WORK

This Master Summary Statement of Work (this “SSOW”), dated as of the last date signed below (the “SSOW Execution Date”) is between LIFFE ADMINISTRATION AND MANAGEMENT, a company incorporated in England and Wales (“LIFFE”), and BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation (the “CBOT”).

This SSOW, including all Change Requests attached as Appendix A hereto, shall be incorporated by reference into the Managed Services Agreement between the Parties, dated as of May 1, 2003 (the “MSA”), and is subject to the terms and conditions of the MSA. Unless otherwise indicated, capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the MSA.

1.	Definitions

If used in this SSOW, the following expressions shall mean, respectively:

“Accepted” means issuance by the CBOT of an Acceptance Certificate in relation to the Software Change.

“Acceptance Criteria” means the criteria derived from the Software Change Specifications that must be met by the Software Change in order to pass the relevant Acceptance Test.

“Acceptance Test” means a test comprised of the Acceptance Criteria, Test Cases and Test Data, and carried out in accordance with the relevant Test Plan and Paragraph 3.

“Acceptance Testing” shall have the meaning set forth in Paragraph 2.2(c).

“Catch Up Period” shall have the meaning set forth in Paragraph 2.3.2.

“CBOT Defect” shall have the meaning set forth in Paragraph 3.3.2.2.

“CBOT Deliverables” means any and all software, documentation, or other deliverables required to be provided by the CBOT pursuant to this SSOW.

“CBOT Software” shall have the meaning set forth in Paragraph 3.1.

“Documentation” means any operating manuals, user instructions, technical literature, and other documentation supplied by LIFFE to the CBOT for the purposes of assisting the CBOT’s use of and/or access to the Software Change and incorporation of the Software Change into the Trading System.

“Evidence” means evidence of a defect in the Software Change, including the date the defect is detected; the environment (test or production) in which the defect occurred; the business impact of the defect; component or subsystem – with the version number in which the defect is detected; the transaction being executed upon detection of the defect; the screen name if the defect can be evidenced by an online component; any inputs (including Standing Data) evidencing the defect;

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E-1

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expected outputs/behavior; outputs (such as messages and message logs) evidencing the defect; whether the market mode at the time of the defect is repeatable (yes/no); any stack trace and core dumps evidencing the defect; the scenario that caused the failure (to be in a step by step format); the settings of the user defined fields within the application (price limit values, etc.); and any information, logs or traces evidencing the defect which are generated by any third party application.

“Final Acceptance Certificate” means a certificate issued by the CBOT in accordance with Paragraph 3.4, which certificate acknowledges that the Software Change is ready to be made available for use in a real time live trading environment, and may note any subsequent obligations agreed by the Parties.

“Initial Acceptance Certificate” means a certificate issued by the CBOT in accordance with Paragraph 3.3.3.

“Integration Testing” shall have the meaning set forth in Paragraph 2.2(d).

“Key Milestones” shall have the meaning set forth in Paragraph 2.3.1.

“Material Defect” means a defect which results in a failure of the key functionality of the Software Change to materially conform to the Software Change Specifications. For the avoidance of doubt, “Material Defect” shall not include any failures of a cosmetic or trivial nature, failures which do not materially impact upon the use of the Trading System, including the Software Change, or failures with respect to which a viable workaround has been identified.

“Milestones” shall have the meaning set forth in Paragraph 2.3.

“MSA” shall have the meaning set forth above.

“Program Services Deliverables” means any and all Software Change, documentation, or other deliverables required to be provided by LIFFE pursuant to this SSOW.

“Project Manager” means that individual responsible on behalf of LIFFE or the CBOT, as applicable, for the day to day management of the Program Services.

“Simulations” shall have the meaning set forth in Paragraph 2.2(e).

“Software Change Specifications” means any specifications for the Software Change agreed upon by the Parties and set forth in Appendix A.

“SSOW” shall have the meaning set forth above.

“SSOW Effective Date” shall have the meaning set forth above.

“SSOW Go Live Date” means the earliest date, agreed by the Parties, upon which any Software Change delivered by LIFFE under this SSOW is made available for use in a real time live trading environment.

“System Testing” shall have the meaning set forth in Paragraph 2.2(a).

“Test Cases” means those scripted tests used to verify Test Data.

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“Test Data” means a set of input values or conditions and results in either value form or condition form, to verify that the performance of the Software Change materially conforms to the Software Change Specifications.

“Test Material” means, collectively, Acceptance Criteria, Test Cases, Test Data and Test Plans.

“Test Plans” means one or more documents setting out the procedures (including the detailed timing) for each Acceptance Test, based on the Acceptance Criteria.

2.	Services

2.1 Overview. LIFFE shall use reasonable efforts to provide to the CBOT the Program Services set forth in Change Request(s) attached as Appendix A, in accordance with the terms of such Appendix A, this SSOW and the remaining portions of the MSA. Any requests by either Party for material changes to the nature or scope of the Program Services to be delivered under this SSOW must be made in accordance with the Change Control Procedures. Appendix A shall (a) set forth any Software Change Specifications; (b) specify any locations agreed upon by the Parties to which such Software Change is to be delivered or at which it is to be installed; and (c) specify the operating system(s) on which the Software Change may be used.

2.2 Software Development Services. Unless otherwise specified in Appendix A, the Program Services to be delivered under this SSOW shall include the following:

(a)	testing of the Software Change, prior to releasing such Software Change to the CBOT for any Acceptance Testing to be conducted under this SSOW, in order to ascertain whether the Software Change materially conforms to any Software Change Specifications (“System Testing”);

(b)	physical delivery of the Software Change and any related Documentation LIFFE has agreed to provide to, and installation of the Software Change at such location(s) as may be agreed upon by the Parties;

(c)	assisting the CBOT with Acceptance Testing of the Software Change, in accordance with the procedures set forth in Paragraph 3 (“Acceptance Testing”);

(d)	assisting the CBOT with testing whether individual and collective components of CBOT Technology conform with the Software Change (or any interface components thereof), and whether any interface components of the Software Change perform in accordance with the Software Change Specifications in accordance with the procedures set forth in Paragraph 3 (“Integration Testing”); and

(e)	assisting the CBOT with simulations of the CBOT Electronic Exchange utilizing the Software Change (“Simulations”).

2.3 Milestones. Any milestones in respect of the Program Services agreed upon by the Parties shall be set out in Appendix A (the “Milestones”). LIFFE shall use reasonable efforts to meet any such Milestones, and shall have at its disposal the resources necessary to meet such Milestones. The CBOT acknowledges that (a) such Milestones are goals, not guarantees; and (b) LIFFE’s ability to meet such Milestones (i) is contingent upon the CBOT’s compliance with its applicable obligations under the MSA, including the CBOT’s obligations under Section 11 of the MSA and this SSOW; and (ii) may be affected by the CBOT’s initiation of a further Change

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AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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Request resulting in modification of the nature or scope of the Program Services and any reinstatement of the Program Services following suspension of the Program Services pursuant to Section 10.5 of the MSA.

2.3.1	Key Milestone Likely Not To Be Met. In the event that Appendix A identifies any key Milestones pertaining to the Program Services (“Key Milestones”) and LIFFE reasonably anticipates that any such Key Milestones may not be met, then LIFFE shall notify the CBOT promptly of the potential delay, and shall inform the CBOT of LIFFE’s basis for such determination. Thereafter, (a) the Parties shall cooperate to identify resources, and to devise and carry out measures, to facilitate the prompt completion of the Program Services associated with such Key Milestone, and (b) LIFFE’s Project Manager shall report on a daily basis to the CBOT’s Project Manager LIFFE’s progress in endeavoring to meet the Key Milestone.

2.3.2	Missed Key Milestone. In the event that any Key Milestone is not met, LIFFE shall promptly notify the CBOT of the missed Key Milestone. Thereafter, (a) the Director of Global Programme Delivery, LIFFE Market Solutions shall report on a daily basis to a representative of the CBOT at an equivalent level LIFFE’s progress towards the completion of the Program Services associated with such Key Milestone; and (b) the Parties shall (i) continue to carry out any measures devised in accordance with Paragraph 2.3.1 or, if no such measures have been devised, cooperate to identify resources, and to devise and carry out measures, to facilitate the prompt completion of the Program Services associated with the missed Key Milestone; (ii) cooperate to identify resources, and to devise and carry out measures, to mitigate the impact upon future Milestones of missing such Key Milestone; and (iii) agree, in advance of carrying out any further endeavors to complete the Program Services associated with the Key Milestone, [**] associated with the missed Key Milestone during the period between the Key Milestone and the date of completion of the Program Services associated with such Key Milestone (the “Catch Up Period”); provided, however, that (x) [**]in the event the delay in meeting the Key Milestone is a result of the CBOT’s failure to fulfill any of its obligations under this SSOW or other portions of the MSA; and (y) if the services associated with the missed Key Milestone are solely the responsibility of LIFFE, [**]during the Catch Up Period. Once the Program Services associated with the Key Milestone have been completed, LIFFE shall notify the CBOT of the date of completion of such Program Services.

2.3.3	[**]. In the event that any Key Milestone is not met, with respect to Charges for all Program Services performed by LIFFE during the Catch Up Period, the CBOT may, at its option and upon written notice to LIFFE, [**]the Payment Date for such Charges; provided, however, that no [**] pursuant to this Paragraph 2.3.3 shall be made in the event the delay in meeting the Key Milestone is a result of the CBOT’s failure to fulfill any of its obligations under this SSOW or other applicable portions of the MSA, including its obligations under Section 11 of the MSA. Notwithstanding the foregoing, the Parties agree that, upon the SSOW Go Live Date, all Program Services associated with Key Milestones will be deemed to have been completed.

2.3.4	Disputes. In the event of any Dispute with respect to the foregoing Paragraphs 2.3.1 to 2.3.3, the Parties shall address such Dispute in accordance with Section 19 of the MSA.

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2.4 Progress Reports. LIFFE shall provide the CBOT written reports regarding the status of LIFFE’s performance of the Program Services, at intervals to be agreed upon by the Parties.

3.	Acceptance Testing

3.1 System Testing. Acceptance testing shall not commence until (a) LIFFE has notified the CBOT in writing that LIFFE has reasonably determined that the Software Change materially conforms to the Software Change Specifications and (b) the CBOT has notified LIFFE in writing that the CBOT has reasonably determined that CBOT Deliverables comprising software (the “CBOT Software”) materially conforms to the CBOT’s specifications for such CBOT Software and any Interfaces specifications identified on Appendix A. Between delivery of such notice to the other Party and the CBOT’s issuance of the Initial Acceptance Certificate, (i) LIFFE shall endeavor to provide the CBOT written notice of any modifications of the Software Change, and (ii) the CBOT shall endeavor to provide LIFFE written notice of any modifications to the CBOT Software.

3.2 Preparation. Unless otherwise specified in Appendix A, Acceptance Testing will consist of two phases: Integration Testing and Simulations. By no later than the applicable Milestones, or such dates as are otherwise agreed upon by the Parties, the CBOT shall, in consultation with LIFFE, prepare and submit to LIFFE Acceptance Criteria, Test Cases, Test Data, and Test Plans in respect of the Software Change, suitable to demonstrate that such Software Change can be integrated with the Software (as defined in the MSA) and that the Software Change materially conforms to the applicable portions of the Software Change Specifications. LIFFE shall review each such submission and shall notify the CBOT of its objections or concerns with the submission. The CBOT shall cooperate in good faith to modify the Test Material to address LIFFE’s reasonable objections and create mutually acceptable Test Material.

3.3 Integration Testing.

3.3.1	Notification. Unless otherwise specified in Appendix A, commencing upon any relevant Milestone set forth in Appendix A or upon any alternative date agreed upon by the Parties, the CBOT shall, with LIFFE’s reasonable assistance, carry out Integration Testing at LIFFE’s offices in London and the CBOT’s facilities in Chicago, or elsewhere as the Parties may deem most appropriate to facilitate acceptance testing and to meet any relevant Milestones.

3.3.2	Suspected Defects.

3.3.2.1

Material Defects. If a Material Defect is suspected, (a) the CBOT shall, immediately upon becoming aware of such suspected Material Defect, provide LIFFE’s Project Manager written notice of such suspected Material Defect, together with all Evidence of such suspected Material Defect reasonably available to the CBOT, and (b) at LIFFE’s request, the Parties shall re-perform the relevant Integration Testing and present the results thereof to each Party’s Project Manager. If the Parties agree that Integration Testing has revealed a Material Defect, the Parties shall document the nature of the Material

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Defect identified by the Integration Testing. As soon as reasonably practicable thereafter, (i) LIFFE shall use reasonable efforts to remedy the Material Defect and shall notify the CBOT’s Project Manager once LIFFE reasonably believes the Material Defect has been remedied; and (ii) the Parties shall repeat the Integration Testing, in whole or in part as necessary, to confirm that such Material Defect has been remedied. If such initial efforts to remedy the Material Defect prove unsuccessful, this cycle shall be repeated until (x) Integration Testing results reveal no Material Defects or (y) the CBOT otherwise agrees to issue an Initial Acceptance Certificate, and the CBOT shall not incur any Charges for Services in respect of such repeated cycle(s) in the event that the need to repeat such cycle is due to LIFFE’s failure to remedy the Material Defect.

3.3.2.2	CBOT Defects. If Integration Testing reveals a defect in the CBOT Software (a “CBOT Defect”), the Parties shall document the nature of the CBOT Defect identified by the Integration Testing and provide to the CBOT’s Project Manager any evidence of the CBOT Defect discovered during Integration Testing. As soon as reasonably practicable thereafter, unless otherwise agreed by the Parties, (i) the CBOT shall use reasonable efforts to remedy the CBOT Defect and shall notify LIFFE’s Project Manager once the CBOT reasonably believes the CBOT Defect has been remedied; and (ii) the Parties shall repeat the Integration Testing, in whole or in part as necessary, to confirm that such CBOT Defect has been remedied. If such efforts to remedy the CBOT Defect prove unsuccessful, this cycle shall be repeated until Integration Testing results reveal no CBOT Defects.

3.3.3	Initial Acceptance Certificate. Unless otherwise specified in Appendix A, once all of the Software Change has completed Integration Testing successfully, the CBOT shall promptly sign and deliver to LIFFE’s Project Manager an Initial Acceptance Certificate, which shall evidence the CBOT’s Acceptance of the Software Change. Following the delivery of the Initial Acceptance Certificate and subject to the terms thereof, no modifications, other than such configuration changes as are agreed upon by the Parties and may be necessary for purposes of carrying out the Simulations and/or for making the Software Change and the CBOT Software available for trading in a real time live trading environment, shall be made to the Software Change or the CBOT Software prior to the SSOW Go Live Date, without the written consent of the Parties.

3.4 Simulations.

3.4.1	Notification. Unless otherwise specified in Appendix A, following issuance of the Initial Acceptance Certificate and in accordance with any relevant Milestone, the CBOT shall, with LIFFE’s reasonable assistance, carry out Simulations.

3.4.2	Suspected Defects.

3.4.2.1

Material Defects. If a Material Defect is suspected, (a) the CBOT shall, immediately upon becoming aware of such suspected Material Defect, provide LIFFE’s Project Manager written notice of such suspected Material Defect, together with all Evidence of such suspected Material Defect reasonably available to the CBOT, and (b) at LIFFE’s request, the Parties shall re-perform the relevant Simulation and present the results thereof to each Party’s Project Manager. If the Parties agree that a Simulation has revealed a Material Defect, the Parties shall document the nature of the Material Defect identified by the Simulation. As soon as reasonably practicable thereafter, (i) LIFFE shall use reasonable efforts

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to remedy the Material Defect and shall notify the CBOT’s Project Manager once LIFFE reasonably believes the Material Defect has been remedied; and (ii) the Parties shall repeat the Simulation, in whole or in part as necessary, to confirm that such Material Defect has been remedied. If such initial efforts to remedy the Material Defect prove unsuccessful, this cycle shall be repeated until (x) Simulation results reveal no Material Defects or (y) the CBOT otherwise agrees to issue a Final Acceptance Certificate, and the CBOT shall not incur any Charges for Services in respect of such repeated cycle(s) in the event that the need to repeat such cycle is due to LIFFE’s failure to remedy the Material Defect.

3.4.2.2	CBOT Defects. If a Simulation reveals a CBOT Defect, the Parties shall document the nature of the CBOT Defect identified by the Simulation and provide to CBOT’s Project Manager any Evidence of the CBOT Defect discovered during Simulation. As soon as reasonably practicable thereafter, (i) the CBOT shall use reasonable efforts to remedy the CBOT Defect and shall notify LIFFE’s Project Manager once the CBOT reasonably believes the CBOT Defect has been remedied; and (ii) the Parties shall repeat the Simulation, in whole or in part as necessary, to confirm that such CBOT Defect has been remedied. If such efforts to remedy the CBOT Defect prove unsuccessful, this cycle shall be repeated until Simulation results reveal no CBOT Defects.

3.4.3	Final Acceptance Certificate. Unless otherwise specified in Appendix A, once the Software Change has completed Simulations successfully, the CBOT shall promptly sign and deliver to LIFFE’s Project Manager a Final Acceptance Certificate. Following the delivery of the Final Acceptance Certificate and subject to the terms thereof, no modifications, other than such configuration changes as are agreed upon by the Parties and may be necessary for purposes of making the Software Change and the CBOT Software available for trading in a real time live trading environment, shall be made to the Software Change or the CBOT Software prior to the SSOW Go Live Date, without the written consent of the Parties.

3.5 SSOW Go Live Date. Notwithstanding any provision to the contrary herein, unless otherwise specified in Appendix A, the Software Change will not be made available for use in a real time live trading environment until and unless the CBOT has delivered to LIFFE’s Project Manager an executed Final Acceptance Certificate in accordance with Paragraph 3.4.3.

3.6 Disputes. Any Dispute relating to Acceptance Testing shall be addressed in accordance with the dispute resolution procedures set forth in Section 19 of the MSA.

3.7 Acceptance. All Software Change that has been Accepted pursuant to the terms of this SSOW shall be deemed “Software” within the meaning of the MSA.

4.	CBOT’s Dependencies

In addition to all other obligations of the CBOT set forth in this SSOW and other portions of the MSA, the CBOT shall comply with those dependencies set forth in Appendix A.

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5.	Project Managers

5.1 Appointments. Each Party shall appoint and inform the other Party of the identity of a Project Manager to serve as the primary points of contact between LIFFE and the CBOT with respect to the Program Services to be delivered under this SSOW.

5.2 Substitutions. Each Party shall promptly notify the other in writing of any substitutions for or replacements of such individuals appointed in accordance with Paragraph 5.1, as applicable, and shall take all reasonable steps to minimize any potential adverse effects of such changes.

6.	Charges

In consideration for LIFFE’s performance of the Program Services hereunder, the CBOT shall pay to LIFFE the Program Services Charges, in accordance with Section 10 and Schedule M of the MSA.

7.	Term.

The term of this SSOW will commence upon the SSOW Effective Date and will continue until the (a) completion of the Program Services or (b) the expiration or termination of the MSA, unless otherwise agreed by the Parties.

8.	Proprietary Rights

In accordance with Section 14 of the MSA, as between the CBOT and LIFFE, all rights, title and interest in and to all Program Services Deliverables and other materials provided by LIFFE under this SSOW, including all copyrights, trademarks, patents, trade secrets and other intellectual property inherent in the foregoing or appurtenant thereto, shall be and remain vested in LIFFE (or LIFFE’s Affiliates, suppliers or licensors, as applicable).

[Remainder of page intentionally left blank.

Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Master Summary Statement of Work as of the SSOW Effective Date.

LIFFE ADMINISTRATION AND MANAGEMENT, a company incorporated in England and Wales

By:
Name:
Its:
Date:

BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation

By:
Name:
Its:
Date:

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E-9

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Appendix A

[Change Request(s)]

Highlighted Text Indicates Confidential Portions

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EXECUTION

SCHEDULE F

CBOT’S ACCEPTABLE USE AND HARASSMENT POLICIES

Chicago Board of Trade

Information Security Program Management

Acceptable Use Policy

Requirements

Table of Contents

1.	User Responsibilities	Page 2

2.	Prohibited Uses	Page 2

3.	Operational Data	Page 3

4.	Right to Privacy	Page 4

5.	Discoverability of Electronic Information	Page 4

6.	Audits of the System	Page 4

7.	Monitoring	Page 4

8.	Non-Compliance Disciplinary Actions	Page 4

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Chicago Board of Trade

Information Security Program Management

Acceptable Use Policy

General Policy

Chicago Board of Trade (CBOT®) requires that the use of the computing systems and facilities located at, or operated by, the Chicago Board of Trade (CBOT) will be conducted in an effective, efficient, ethical, and lawful manner.

This Acceptable Use Policy (referred to as “Policy”) supersedes any and all prior policies relating to the subject matter contained herein. The CBOT reserves the right to change or supplement this Policy at any time.

Purpose

The Chicago Board of Trade’s Acceptable Use Policy is intended to assure that the use of the computing systems and facilities located at, or operated by, the Chicago Board of Trade (CBOT) is conducted in an effective, efficient, ethical, and lawful manner.

Applicability

This policy applies to all Chicago Board of Trade systems users of the computing systems and facilities located at, or operated by, the Chicago Board of Trade (CBOT).

Key Definitions

CBOT Computing Systems and Facilities - Any system including but not limited to individual desktop and laptop computers, file and network servers, networks, floppy disks, magnetic tapes, CDROM devices, telecommunications systems, or other computing and storage devices provided or supported by any CBOT division. Throughout the Policy, the CBOT’s Computing Systems and Facilities are collectively referred to as “CBOT Systems”.

Use - The use of data/programs stored on CBOT Systems.

User - The person granted an account or accounts on CBOT Systems in order to perform work in support of a CBOT program or project. A user may be an employee, temporary help, contractor, consultant, or third party with whom special arrangements have been made.

Note: The terms user, worker, and employee are all used to represent a full-time employee, part-time employee, temporary help, contractor, consultant, or third party that has special arrangements that give telecommuting access to CBOT systems.

Responsibility for Implementing the Policy

Managers of all the Chicago Board of Trade systems users of the computing systems and facilities located at, or operated by, the Chicago Board of Trade (CBOT) are responsible for assuring that the use of these computing systems and facilities is conducted in an effective, efficient, ethical, and lawful manner.

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Requirements

1.	User Responsibilities The following requirements govern User Responsibilities:

1.1	CBOT Systems are owned by CBOT and are operated by CBOT employees, consultants, and other third parties such as temporary workers and are to be used for authorized CBOT purposes only. Users are authorized to prepare and store incidental personal data on CBOT systems provided that such usage does not interfere with or affect the user’s performance or violate the law or any CBOT standards of conduct. The CBOT assumes no liability for loss, damage, disclosure or misuse of any such incidental personal data stored on CBOT Systems.

1.2	Users are responsible for protecting any information used and/or stored within their CBOT accounts in accordance with the CBOT Information Security Policies and Standards.

1.3	Users are required to report any weaknesses in CBOT Systems and any incidents of possible misuse or violation of this Policy to their supervisor and Information Security Program management.

2.	Prohibited Uses Prohibited uses of CBOT Systems include but are not limited to the following:

2.1	Users shall not attempt to access any data or programs contained on CBOT Systems for which they do not have authorization.

2.2	Users shall not attempt to access CBOT Systems remotely except to transmit or retrieve electronic mail (e-mail) or voicemail messages unless authorized by a Vice President or Department Director.

2.3	Users shall not attempt to access non-CBOT Systems (e.g. the Internet or external dial-up facilities) from CBOT Systems unless authorized by a Vice President or Department Director.

2.4	Users shall not install software programs on CBOT Systems. Software programs may be installed on CBOT Systems only by Departmental LAN (Local Area Network) Administrators or those authorized by Information Technology Department Senior Management.

2.5	Users may not use software that is not owned by, or licensed to, the CBOT. This includes using CBOT Systems to copy any software documents or other information protected under copyright law.

2.6	Users shall not make unauthorized copies of system configuration files (e.g. password files) for their own personal use or on the behalf of others.

2.7	Users shall not purposely engage in activity with the intent to:

    harass, discriminate against, or intimidate others;

    degrade the performance of CBOT systems;

    deprive an authorized CBOT user access to a CBOT resource;

    obtain extra resources beyond those allocated (e.g. circumvent disk quotas or otherwise violate resource allocation policies);

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    circumvent security measures or gain access to a CBOT System for which proper authorization has not been granted.

2.8	Users shall not purposely create, store, transmit, or view illegal, offensive, or inappropriate material, including but not limited to pornography, hate/crime/violence-related material, and drug/alcohol-related material.

2.9	Users shall not use CBOT Systems to frequently engage in the solicitation of non-CBOT business ventures or any political, religious, charitable, or personal causes unless authorized in writing by the CBOT.

2.10	Users shall not download, install, or run security programs or utilities which reveal weaknesses in the security of a system.

2.11	Users shall not remove CBOT Systems (e.g. software, hardware, design specifications) from the CBOT premises unless authorized by a Vice President or Department Director.

2.12	Users shall not forward any attorney-client message from CBOT legal counsel to anyone else without said counsel’s authorization.

2.13	Users shall not transmit non-public information or attorney-client communications via the Internet or other extranet connectivity.

3.	Operational Data The following requirements govern Operational Data:

3.1	Users may not access “operational data” on CBOT Systems (i.e. non-public data that relates to the operations of the CBOT, its members, member firms, or other market participants), except pursuant to a regulatory purpose and upon approval by a Vice President or Department Director.

3.2	Users authorized to access operational data may not update, delete, or modify any such data unless authorized by a Vice President or Department Director.

3.3	Non-CBOT users may not access operational data on CBOT Systems except pursuant to a regulatory purpose, upon approval by a Vice President or Department Director and upon execution of a confidentiality agreement.

4.	Right to Privacy The following requirements govern Right to Privacy:

The CBOT has legal ownership of all information stored on or transmitted from CBOT Systems. Therefore, users should have no expectation of privacy associated with the information they store in or send through CBOT Systems.

To properly maintain and manage this information, the CBOT reserves the right to access, review, monitor, copy, modify, and delete any information (including personal data) transmitted through or stored on CBOT Systems and, where appropriate, to disclose it to any party.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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5.	Discoverability of Electronic Information The following requirements govern Discoverability of Electronic Information:

Electronic information transmitted or stored anywhere on CBOT Systems is subject to discovery and may be admissible in court or administrative proceedings.

6.	Audits of the System The following requirements govern Audits of the System:

To ensure compliance with these policies, the CBOT may, without notice, conduct periodic audits of CBOT Systems. The CBOT reserves the right to conduct special audits at any time when a violation of this Policy is suspected. The CBOT will investigate all information security incidents and report them to senior management.

7.	Monitoring The following requirements govern Monitoring:

7.1	In general terms, the CBOT does not engage in blanket monitoring of employee communications on CBOT systems. The CBOT does, however, reserve the right to monitor, access, retrieve, read, and/or disclose employee communications when: (a) a legitimate business need exists that cannot be satisfied by other means, (b) the involved employee is unavailable and timing is critical to a business activity, (c) there is reasonable cause to suspect criminal activity or policy violation, or (d) monitoring is required by law, regulation, or third-party agreement.

7.2	CBOT employees will be notified of all CBOT Systems monitoring policies. CBOT employees and their managers will be informed about all monitoring activities with the only permissible exception being investigations of suspected criminal activity.

8.	Non-Compliance Disciplinary Actions The following requirements govern Non-Compliance Disciplinary Actions:

8.1	The CBOT reserves the right to revoke the privileges of any user at any time. Any noncompliance with these CBOT Systems user requirements will constitute a security violation and will be reported to the management of the CBOT user and Information Security Program Management. Security violations may result in short-term or permanent loss of access to CBOT Systems. Serious violations will result in disciplinary action, including termination of employment.

8.2	Users who abuse their CBOT Systems privileges may also be subject to external disciplinary action including civil or criminal legal action. By making use of CBOT Systems, users consent to allow all information they store on CBOT Systems to be divulged to law enforcement at the discretion of CBOT senior executive management.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Harassment Policy

Sexual harassment is an infringement of an employee’s, applicant’s or consultant’s right to work in an environment free from unlawful sexual pressure. The CBOT® is strongly committed to a workplace free of sexual harassment. In keeping with this policy, the CBOT will not tolerate sexual harassment of employees, applicants, or consultants by other employees or non-employees in the workplace.

Sexual harassment consists of unlawful verbal or physical conduct directed at a person when that conduct is based on that person’s sex and has a substantial adverse effect on him or her in the workplace. Such conduct may include, but is not limited to, the following:

1.	requests for sexual favors that may or may not be accompanied by threats or promises of preferential treatment with respect to an individual’s employment status;

2.	verbal, written or graphic communications of a sexual nature, including lewd or sexually suggestive comments, off-color jokes of a sexual nature or displays of sexually explicit pictures, photos, posters, cartoons, books, magazines or other items; or

3.	patting, pinching, hitting or any other unnecessary contact with another person’s body or threats to take such action.

Any employee, applicant or consultant who believes that he or she has been sexually harassed in the workplace should report the harassment as soon as possible after it occurs to their supervisor. Any complaint regarding harassment by a CBOT employee should be presented to the complaining individual’s supervisor or the CBOT Human Resources Department. Any supervisor who receives such a complaint must notify the Human Resources Department of the complaint as soon as possible. Complaints pertaining to harassment by members or member firm employees should be directed to the head of Investigations in the Office of Investigations and Audits. Complaints pertaining to harassment by other non-employees should be directed to the Human Resources Department. The CBOT will thoroughly investigate all complaints and will keep them confidential, only disclosing them on a “need-to-know” basis.

The CBOT will not retaliate against any person who has been harassed and/or has reported the harassment. No supervisor or other employee may in any way base an employment decision regarding a person on the fact that the person has been harassed and/or has reported the harassment to the CBOT.

The CBOT will not tolerate any violations of this policy. Violations of this policy by employees or consultants will subject the offending employee(s) or consultant(s) to appropriate disciplinary action up to and including discharge from employment or termination of services. Members and their employees who violate this policy will also be subject to appropriate disciplinary action.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

EXECUTION

SCHEDULE G

CALL MANAGEMENT PROCEDURES

1.	CBOT’s Call Management Obligations.

1.1	Market Participants. Upon receipt of each Call from a Market Participant, the CBOT shall:

1.1.1	Assess whether the Call relates to LIFFE’s delivery of the Managed Services.

1.1.2	If the CBOT determines the Call relates to LIFFE’s delivery of the Managed Services:

(a)	log the information relating to the Call [**];

(b)	gather diagnostic or other relevant information and materials regarding the subject matter of the Call Record, in a format agreed by the Parties;

(c)	[**];

(d)	provide LIFFE all diagnostic or other relevant information and materials collected in accordance with Paragraph 1.1.2(b);

(e)	provide LIFFE any assistance as LIFFE may reasonably request in responding to the Call and addressing the subject matter of the Call Record;

(f)	upon receipt from LIFFE of notification that the subject matter of the Call Record has been addressed and that any issues identified in the Call have been addressed, contact the Market Participant originating the Call, communicate to such Market Participant the actions undertaken by LIFFE in relation to the Call, and endeavor to obtain the Market Participant’s agreement to “close” the Call Record;

(g)	notify LIFFE if the Market Participant fails to agree to “close” the Call Record, and resolve any such issue in consultation with LIFFE and, if necessary, the Market Participant; and

(h)	subject to Paragraph 1.1.2(g) above, [**].

1.1.3	If the CBOT determines the Call does not relate to LIFFE’s delivery of the Managed Services:

(a)	address the Call internally at the CBOT;

(b)	contact the Market Participant originating the Call, communicate to such Market Participant the actions addressing the issues raised, and endeavor

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AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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to obtain the Market Participant’s agreement to “close” the Call Record; and

(c)	[**].

1.2 CBOT Personnel. In addition to performing the obligations set forth in Paragraph 1.1, the CBOT shall:

(a)	log the information relating to each Call from CBOT personnel, including any agents or subcontractors of the CBOT, relating to LIFFE’s delivery of the Managed Services [**];

(b)	gather and provide to LIFFE diagnostic or other relevant information and materials regarding the subject matter of the Call Record, in a format agreed by the Parties;

(c)	[**]

(d)	provide LIFFE any assistance as LIFFE may reasonably request in addressing the subject matter of the Call Record;

(e)	upon agreement by the Parties that such subject matter has been addressed, agree to “close” the Call Record, and close the Call Record [**]; and

(f)	notify the LIFFE Service Manager in the event of any dispute relating to the Call, and address such dispute in accordance with those procedures set forth in Schedule C.

2.	LIFFE’s Call Management Obligations.

2.1 Calls Routed by the CBOT. Following LIFFE’s receipt of any Call Record routed by the CBOT [**], LIFFE shall, as part of the Call Management Service, assess the nature of the subject matter of the Call Record. Thereafter, LIFFE shall respond to such Call by (a) endeavoring to answer questions relating to LIFFE’s delivery of the Managed Services; (b) initiating the appropriate Managed Service(s) relevant to any request for an IMAC Service or data restoration or any report of a Disaster or other Incident; (c) notifying the CBOT promptly if LIFFE concludes that such Call relates to an Exclusion; or (d) taking such other action as LIFFE deems appropriate to carry out its obligations under the Managed Services Agreement. Once LIFFE reasonably believes the subject matter of the Call Record has been addressed, then LIFFE shall so notify the CBOT.

2.2 Direct Calls from Market Participants. In the event LIFFE receives a Call directly from a Market Participant, LIFFE shall refer the Call to the CBOT for handling, in accordance with Paragraph 1. If LIFFE nonetheless receives a Call directly from a Market Participant and does not refer the Call to the CBOT for handling, then (a) LIFFE shall comply with the procedures set forth in Paragraph 1.1.2 and (b) the subject matter of such Call shall not be deemed to relate to an Exclusion, unless LIFFE has notified the CBOT, and obtained the CBOT’s agreement, that the subject matter of such Call relates to an Exclusion.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

EXECUTION

SCHEDULE H

EQUIPMENT UPLIFT

Area	Equipment	Description	Type	Quantity
[**]	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

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AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

[**]	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Software	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

	[**]	[**]	Hardware	[**]

[**]	[**]	[**]	Hardware	[**]

	[**]	[**]	Consultancy	[**]

[**]	[**]	[**]	Hardware	[**]

	[**]	[**]	Consultancy	[**]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

[**]

[**]	[**]	[**]	Hardware	[**]

	[**]	[**]	Consultancy	[**]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

EXECUTION

SCHEDULE I

LIFFE CORE NETWORK ACCEPTABLE USE POLICY

1.	Permitted Purpose

Except as otherwise agreed by LIFFE, those Persons authorized to use the Core Network in relation to the CBOT Electronic Exchange (“Users”) shall use the Core Network solely for purposes of participating in, accessing or obtaining information from the CBOT Electronic Exchange via an Interface with the Equipment.

2.	Compliance with Laws

Users shall use the Core Network in accordance with all applicable laws and regulations and any additional reasonable requirements as LIFFE may deem necessary to protect the Core Network. Without limiting the foregoing, Users shall not use, transmit, distribute or store via the Core Network any data, information or other material (“Data”) which (i) infringes or otherwise violates any copyright, trademark, trade secret or other intellectual property of any individual or entity; (ii) is pornographic, obscene, or exploitative of a minor; (iii) is menacing, malicious, illegally threatening or defamatory; or (iv) violates export laws or otherwise violates any applicable treaty, law or regulation.

3.	Harmful Activities

Users shall not use the Core Network to transmit, distribute or store any Data or undertake any other activities that may be harmful to or otherwise interfere with (i) the Core Network or the use thereof by any other User or other authorized user of the Core Network, or (ii) any system, network or equipment of LIFFE or any third party, including: (i) intercepting or attempting to intercept Data or other transmissions passing over the Core Network; (ii) forwarding chain letters; (iii) sending multiple e-mails or large transmissions that could reasonably be expected to annoy or harass or to impose a disproportionately large load on, or degrade the functionality of, the Core Network (e.g., “mail bombing”); (iv) sending any e-mail containing misleading or incorrect headers or information rendering the origin of the e-mail unclear or deceptive; (v) sending bulk or unsolicited e-mail messages (“spamming”), either directly or by relaying; or (vi) transmitting any virus, worm or Trojan Horse.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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4.	Security

4.1 Users shall not violate or attempt to violate the security of the Core Network or interfere or attempt to interfere with LIFFE’s systems, networks, authentication measures, servers or equipment or with the use of or access to the Core Network by any other User or any other authorized user of the Core Network. Such prohibited activity includes (i) logging into a server where access is not authorized; (ii) probing, scanning, or testing the security or vulnerability of the Core Network or other networks; and (iii) attempting to gain access via the Core Network to any account or computer resource not belonging to such User (“spoofing”).

4.2 Users shall not monitor Data or traffic on the Core Network except via a Trading Application or Interface.

5.	Enforcement

Except as may be agreed between LIFFE and the CBOT, LIFFE shall have no obligation to monitor or exercise control over any Data transmitted, distributed or stored by any User via the Core Network. Notwithstanding the foregoing, LIFFE reserves the right to monitor and control activities undertaken via the Core Network.

6.	Responsibility

Each User is fully responsible for all uses of the Core Network undertaken (i) by such User or (ii) via such User’s Trading Application or Interface.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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EXECUTION

SCHEDULE J

CBOT DEPENDENCIES

Business Decision Making	[**]

CBOT Technology	[**]

[**]	[**]

Market Operations	[**]

CBOT [**]	[**]

CBOT [**]	[**]

CBOT [**]	[**]

Incidents	[**]

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Technical Conformance	[**]

CBOT Change Management Function	[**]

Settlement Price Information	[**]

Clearing	[**]

CBOT Electronic Exchange Parameters and Service Thresholds	[**]

File Transfers	[**]

Product or Contract Changes	[**]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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EXECUTION

SCHEDULE K

LIFFE SECURITY POLICY

1.	[**] known as the “Remote Equipment.”

2.	Remote Equipment – User IDs, Passwords and Virus Control

[**] To the extent that access to Managed Services via the Remote Equipment requires a User ID and Password, such access will be in accordance with the following policies:

2.1	The CBOT will request and have final authority to approve all User IDs, such request to be [**].

2.2	All User IDs must be unique and may only be allocated to a named individual who has a [**] to access the Managed Services via the Remote Equipment.

2.3	Each User ID must have a password for authentication.

2.4	The CBOT must ensure that all passwords are kept private by each individual and may not be revealed to any other Person.

2.5	Passwords must not be [**] and must be constructed so as not to make them easy to discover.

2.6	All passwords will expire after [**].

2.7	[**] which contain that information set forth in Paragraph 3.3 (the “ID Records”).

2.8	Where it is possible to allocate different levels of privilege to a User ID, the CBOT must allocate the minimum level of privilege commensurate with the designated responsibilities of each individual’s job role.

2.9	Once an individual’s access to the Managed Services is no longer required, the CBOT must (i) as soon as practical, revoke all privileges; and (ii) as soon as practicable inform LIFFE of such revocation [**].

2.10	[**]. If [**] detects that a User ID has been inactive for [**], [**] will (i) notify [**] of such inactivity and (ii) with [**] consent, which consent shall not be unreasonably withheld or delayed, disable the User ID.

2.11	The CBOT should implement appropriate measures to minimize risk posed to the Remote Equipment by computer viruses. This includes but is not limited to:

[**]

2.12	Upon detection of a suspected virus on any equipment used to access the Remote Equipment, the CBOT will use good faith efforts to immediately thereafter inform LIFFE [**] describing the situation and the actions being taken to minimize and eradicate the virus.

3.	Audit

3.1	LIFFE reserves the right to perform an audit of the CBOT implementation of the LIFFE security policies by providing not less than [**] written notice.

3.2	The CBOT shall provide all reasonable assistance to LIFFE to investigate and resolve any security incidents involving the Remote Equipment. This may include LIFFE staff access to the Remote Equipment.

3.3	[**] Such records shall contain the following information:

[**]

4.	Security Policies Modification

From time to time LIFFE may modify its security policies via the Change Request Procedures; provided, however, that in the event such modification is made as a result of an immediate threat to security, LIFFE may implement the modified policy forthwith.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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Confidential Treatment Requested by CBOT Holdings, Inc.

EXECUTION

SCHEDULE L

TRADEMARK USAGE GUIDELINES

LIFFE CONNECT® Logotype Standards

Contents

1	Basic elements		5

	1.1	Logotype	5

	1.2	LIFFE CONNECT® colours	5

2	Design Guidelines for Print		6

	2.1	Critical space	6

	2.2	Colours	6

	2.2.1	LIFFE CONNECT® Gold	6

	2.2.2	LIFFE CONNECT® Red	6

	2.2.3	LIFFE CONNECT® Black	6

	2.3	Logotype backgrounds	6

3	Design Guidelines for the Web		7

	3.1	Critical space	7

	3.2	Colours	7

	3.2.1	LIFFE CONNECT® Gold	7

	3.2.2	LIFFE CONNECT® Red	7

	3.2.3	LIFFE CONNECT® Black	7

	3.3	Logotype backgrounds	7

	3.4	Logo rendering	7

4	Text		8

© LIFFE 2002, 2003

All proprietary rights and interest in this publication shall be vested in LIFFE Administration and Management (“LIFFE”) and all other rights including, but without limitation, patent, registered design, copyright, trademark, service mark, connected with this publication shall also be vested in LIFFE. LIFFE CONNECT® is a trademark of LIFFE Administration and Management. No part of this publication may be redistributed or reproduced in any form or by any means or used to make any derivative work (such as translation, transformation, or adaptation) without written permission from LIFFE. LIFFE reserves the right to revise this publication and to make changes in content from time to time without obligation on the part of LIFFE to provide notification of such revision or change.

LIFFE Administration and Management

Cannon Bridge House . 1 Cousin Lane . London EC4R 3XX . United Kingdom

Telephone: +44 (0)20 7623 0444 Fax: +44 (0)20 7588 3624

http://www.liffe.com/

Registered in England no 1591809

LIFFE Administration and Management is a part of the Euronext Group.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

1.	Basic elements

1.1	Logotype

The LIFFE CONNECT® logotype is legally protected and registered and must be reproduced accurately. The logo has been specially drawn and must not be altered or modified in any way. The logo must always be used horizontally and never at an angle.

1.2	LIFFE CONNECT® colours

The LIFFE CONNECT® logo is made up of three colours: gold, red and black. They are defined and specified below for print and web.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

2.	Design Guidelines for Print

2.1	Critical space

Space equivalent to the height of the main lettering of the logotype is to be kept around all four sides of the logotype. This is a minimum and more should always be given if possible.

2.2	Colours

2.2.1. LIFFE	CONNECT® Gold

[**]

2.2.2 LIFFE	CONNECT® Red

[**]

2.2.3 LIFFE	CONNECT® Black

Black

2.3	Logotype backgrounds

Wherever possible, the logotype should be reproduced in LIFFE CONNECT® gold, red and black.

In cases where only one colour reproduction of the logotype is possible it should appear in single colour only using either LIFFE CONNECT® gold, red, black or white.

On single colour items the logotype may appear in the colour that the item is printed.

When appearing out of a coloured background the logotype must appear reversed ‘white out’ or in one colour black.

On four colour items the pantone colours may be converted to the equivalent in cmyk.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

3.	Design Guidelines for the Web

3.1	Critical space

Space equivalent to the height of the logotype L is to be kept around all four sides of the logotype. This is a minimum and more should always be given if possible.

3.2	Colours

3.2.1. LIFFE	CONNECT® Gold

[**]

3.2.2. LIFFE	CONNECT® Red

[**]

3.2.3. LIFFE	CONNECT® Black

[**]

3.3	Logotype backgrounds

Wherever possible, the logotype should be reproduced in LIFFE CONNECT® gold, red and black.

When appearing out of a coloured background the logotype must appear reversed ‘white out’ or in black.

3.4	Logo rendering

The LIFFE CONNECT® logotype must be rendered in its entirety as an image. It must never be generated client-side. When rendered the logotype should be clear, clean and crisp. Overall dimensions should be to an exact number of pixels to avoid excessive anti-aliasing.

If used in Flash animations the logotype should be imported as a vector image. It should not be modified or distorted.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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4.	Text

LIFFE CONNECT® should be written in capitals and with the trademark registration symbol (®) at all times.

For web sites, this only applies where LIFFE CONNECT® appears in a heading or as body text on a web page. It is not relevant for file names or directory structures.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

EXECUTION

SCHEDULE M

CHARGES

1.	Managed Services

The CBOT shall be charged a [**] fee for the Managed Services, other than the IMAC Service, in accordance with the following schedule (the “Managed Services Fee”), invoiced by LIFFE in quarterly installments in advance.

Year	Annual Fee*
2003	[**]
2004	[**]
2005	[**]
2006	[**]
2007	[**]
2008	[**]

*	The annual fees are subject to annual review by LIFFE, and may be adjusted in accordance with changes to the Service Thresholds and/or the CBOT Electronic Exchange Parameters pursuant to the Change Control Procedures; provided, however, that LIFFE shall have no obligation to continue to provide the Managed Services in the event that the CBOT fails to agree to any reasonable adjustment of the annual fees proposed by LIFFE.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

2.	Maintenance Services

2.1	Software Maintenance Fee

The CBOT shall be charged a [**] fee for all Software Maintenance Services in accordance with the following schedule (the “Software Maintenance Fee”), invoiced by LIFFE annually in advance:

Initial Term: [**] per annum

First Renewal Term (if any): [**] per annum, adjusted by the greater of (i) [**] (i.e., [**] per annum for each year of the Initial Term), and (ii) the [**] during the Initial Term, up to a maximum of [**].

Second Renewal Term (if any). The Software Maintenance Fee for the first Renewal Term, adjusted by the greater of (i) [**] per annum for each year of the first Renewal Term, and (ii) the [**], during the first Renewal Term, up to a maximum of [**].

For the avoidance of doubt, the Software Maintenance Fee covers the development and licensing of New Software Releases, but does not cover any activities undertaken by LIFFE in accordance with the IMAC Service or in respect of implementation of New Software Releases in accordance with Section 4.1.3 of the Agreement. Any such activities will be charged in accordance with Paragraph 5.

2.2	Equipment and Data Centre Maintenance Fee

The CBOT shall be charged a [**] fee for Equipment and Data Centre Maintenance Services (excluding LIFFE’s performance of those obligations set forth in Section 5.1.1 of the Agreement) in accordance with the following schedule (the “Equipment and Data Centre Maintenance Fee”), invoiced by LIFFE in quarterly installments in advance.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Year	Annual Fee*
2003	[**]
2004	[**]
2005	[**]
2006	[**]
2007	[**]
2008	[**]

*	The annual fees are subject to annual review by LIFFE, and may be adjusted in accordance with changes to the Service Thresholds and/or the CBOT Electronic Exchange Parameters pursuant to the Change Control Procedures; provided, however, that LIFFE shall have no obligation to continue to provide the Equipment and Data Centre Maintenance Services in the event that the CBOT fails to agree to any reasonable adjustment of the annual fees proposed by LIFFE.

For the avoidance of doubt, the Equipment and Data Centre Maintenance Fee does not cover any IMAC Service activities undertaken by LIFFE or LIFFE’s performance of its obligations under Section 5.1.3.

2.3	Core Network Maintenance Fee

The CBOT shall be charged a [**] fee for all Core Network Maintenance Services in accordance with the following schedule (the “Core Network Maintenance Fee”), invoiced by LIFFE annually in advance.

Year	Annual Fee*
2003	[**]
2004	[**]
2005	[**]
2006	[**]
2007	[**]
2008	[**]

*	The annual fees are subject to annual review by LIFFE, and may be adjusted in accordance with changes to the Service Thresholds and/or the CBOT Electronic Exchange Parameters pursuant to the Change Control Procedures; provided, however, that LIFFE shall have no obligation to continue to provide the Core Network Maintenance Services in the event that the CBOT fails to agree to any reasonable adjustment of the annual fees proposed by LIFFE.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

For the avoidance of doubt, the Core Network Maintenance Fee does not cover any IMAC Service activities undertaken by LIFFE.

3.	Equipment Services

The CBOT shall be charged a fee for the performance by LIFFE of its Equipment procurement obligations under Sections 5.1.1(a) and 5.1.3 of the Agreement, in accordance with the following schedule (the “Equipment Services Charges”), invoiced by LIFFE on a monthly basis:

(a)	The CBOT shall pay all actual costs charged to LIFFE in connection with the procurement of any Equipment; provided that the Parties consult and agree upon costs prior to LIFFE procuring such Equipment; and

(b)	The CBOT shall pay an additional [**] for the purchase, administration, delivery, handling, storage and other activities related to the procurement of such Equipment for the CBOT.

For the avoidance of doubt, the Equipment Services Charges do not cover IMAC Service activities, LIFFE’s performance of those obligations set forth in Section 5.1.1(b) of the Agreement, or any delivery or installation obligations under Section 5.1.3 of the Agreement. The Connection Service Charges cover the IMAC Service activities. The obligations set forth in Section 5.1.1(b) and the delivery and installation obligations under Section 5.1.3 shall be charged as Program Services.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

4.	Connection Services Charges.

The CBOT shall be charged for the IMAC Service for Metro (as defined below) Members2 in accordance with the following schedule (the “Connection Services Charges”).

	Standard		Resilient
No. of Gateways	1		2
	Installation	Monthly Rental	Installation	Monthly Rental
Charges (£)	[**]	[**]	[**]	[**]
Indicative US$ amt*	[**]	[**]	[**]	[**]

Additional Gateways (£ estimate)	[**]	[**]	[**]	[**]
Indicative US$ amt*	[**]	[**]	[**]	[**]

Cancellation Charge 0-12 months from date of installation	[**]
Cancellation Charge 12+ months from date of installation	[**]

[2]	The Connection Services Charges for the IMAC Service for Long-Line Members will be determined on a case by case basis.

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AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Move Charge 0-12 months from date of installation	[**]

Move Charge 12+ months from date of installation	[**]

*	US$ indicative amount is based on a GBP£ - US$ exchange rate of 1.58 rounded to the nearest $100

LIFFE may (a) vary the Connection Services Charges set forth above, or (b) if such Connection Services Charges set forth above have previously changed, vary the then current Connection Services Charges; provided that (i) LIFFE must give the CBOT written notice of each variation in Connection Services Charges prior to such Connection Services Charges variation becoming effective, and (ii) no variation in Connection Services Charges shall be greater than the percentage change in the Retail Price Index, as published by the United Kingdom’s Office for National Statistics, during the period from the date the then current Connection Services Charges became effective and the date the proposed variation to such Connection Services Charges becomes effective.

Definitions

For purposes of this Schedule M:

[**]

[**]

[**]

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AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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Assumptions

The Connection Services Charges set forth above are based on the following assumptions:

1.	[**]

2.	[**]

3.	[**]

4.	[**]

5.	[**]

In the event one or more of the foregoing assumptions is inaccurate, the Connection Services Charges will be subject to review and adjustment pursuant to the Change Control Procedures in an amount proportionate to the impact of such inaccuracy(ies) on LIFFE’s performance of the IMAC Service.

Member Site Models

A “resilient” Member Site model:

1.	[**]

2.	[**]

3.	[**]

A “standard” Member Site model:

1.	[**]

2.	[**]

3.	[**]

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AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

7.	Program Services

7.1	Charge Rate Card. The CBOT shall be charged for all Program Services on a time and materials basis in accordance with the charge rates (“Charge Rates”) set forth on the following rate card (the “Charge Rate Card”), which is based on 7.5 hours worked during a Business Day and is exclusive of expenses (the “Program Services Charges”):

Grade	Rate

Administrator	[**]

Analyst	[**]

Senior Analyst	[**]

Team Leader	[**]

Business Analyst	[**]

Technical Specialist	[**]

Senior Technical Specialist	[**]

Senior Technical Architect	[**]

Project Manager	[**]

Programme Manager	[**]

Department Head	[**]

Director	[**]

Executive Director	[**]

With respect to any Business Day during which any member of the LIFFE Project Personnel works from his or her primary office location for less than 7.5 hours, the rate charged will be a pro rata portion of the daily rate for the relevant LIFFE Project Personnel.

7.2	Grades. The following chart sets forth the applicable Grade for each LIFFE Project Personnel role:

Role	Grade

Relationship Manager	Department Head

Programme Manager	Programme Manager

Project Manager	Project Manager

Implementation Manager	Senior Technical Specialist

Business Analyst	Business Analyst

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Role	Grade
Telecommunications Specialist	Senior Technical Specialist

Development Manager	Department Head

Service Manager	Department Head

Technical Architect Specialist	Senior Technical Specialist

Operational Specialist	Senior Technical Specialist

Senior Analyst	Senior Analyst

Senior Technical Specialist	Senior Technical Specialist

Member Liaison	Department Head

Analyst	Analyst

Technical Specialist	Technical Specialist

Team Leader	Team Leader

Administrator	Administrator

Senior Technical Architect	Senior Technical Architect

Director	Director

Executive Director	Executive Director

7.3	Charge Rate Variations. LIFFE may (a) vary the daily rates set forth in the Charge Rate Card, or (b) if such daily rates set forth in the Charge Rate Card have previously changed, vary the then current daily rates; provided that (i) LIFFE must give the CBOT written notice of each variation in a daily rate prior to such daily rate variation becoming effective, and (ii) no variation in a daily rate shall be greater than the [**], as published by [**], during the period from the date the then current daily rate became effective and the date the proposed change to such daily rate becomes effective.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

8.	Termination Costs

Upon the effective date of termination of the Agreement pursuant to Section 13 (excluding termination by the CBOT pursuant to Section 13.3), the CBOT shall pay to LIFFE a fee in accordance with the following schedule, which fee the Parties agree is reasonable and appropriate to cover those costs LIFFE may incur as a result of such termination, including winding down the Services and transitioning LIFFE Project Personnel (“Termination Costs”):

If Notice of Termination Is Given During the Period:	The Termination Costs shall be:

From the Effective Date through and including the first anniversary of the Effective Date	[**]

From the first anniversary through and including the second anniversary of the Effective Date	[**]

From the second anniversary through and including the third anniversary of the Effective Date	[**]

From the third anniversary through and including the fourth anniversary of the Effective Date	[**]

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AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

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EXECUTION

SCHEDULE N

LIFFE TRAVEL/EXPENSE POLICY

1.	Air Travel

All LIFFE staff travel British Airways Club Class for any journey in excess of 4 hours. If a Business Class seat is not available or the time or airport of departure is not convenient, then the traveler may choose Business Class with Virgin Atlantic. If Business Class Seats with neither British Airways nor Virgin Atlantic are available within a 2 hour window either side of the preferred departure time, then the traveler may choose Business Class with any other airline.

If the journey is less than 4 hours then Economy Class travel will be used. Within the U.S. we do not have a limitation on which airlines are selected.

2.	Hotels

LIFFE staff will reside in reasonable accommodation when staying away from home overnight on business. This is dependant upon location and duration, but LIFFE suggests that a rate no greater than [**] per night is reasonable for the staff in the U.S.

Accommodation for consultants over weekends will be charged.

3.	Expenses

LIFFE generally does not expect the staff working away from the office to incur average general expenses in excess of [**]per day. This will include all local travel to and from the CBOT office, meals, calls, laundry, etc.

All expenses except those of an exceptional nature and pre-agreed by the client, will be not be charged. Exceptional expenses will be charged and identified individually on any invoice.

4.	General

The CBOT will not be charged for the time a LIFFE consultant is on flights unless LIFFE incurs a charge. This would only be the case where the consultant is a staff contractor.

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N-1

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EXECUTION

SCHEDULE O

CREDITS AND BONUSES

1.	[**]

Set forth below are [**]:

[**]	[**]

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2.	[**]

2.1 [**]

2.2 [**]

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2.3 [**]

2.4 [**]

2.5 [**]

3.	[**]

3.1 [**]

3.2 [**]

3.3 [**]

4	[**]

[**]

(i)	[**]

(ii)	[**]

(iii)	[**]

5.	[**]

5.1 [**]

5.2 [**]

5.3 [**]

5.4 [**]

5.5 [**]

6.	Dispute Resolution

If LIFFE’s Service Manager and CBOT’s Project Manager are unable to agree upon any [**], such issue will be referred to the Parties’ Relationship Managers. If the Parties’ Relationship Managers are unable to agree upon any such [**], such issue will be referred to the Governance Committee, in accordance with Paragraph 1.4 of Schedule C. If the Parties are unable to reach agreement in the next meeting of the Governance Committee, the issue will be handled in accordance with Section 20 of the Agreement.

7.	Modifications and Amendments

The Parties agree that, in the event the Parties agree to modify any of the [**] or to amend this Schedule O in any respect, such modification and/or amendment shall not increase in any respect LIFFE’s financial risk or exposure in respect of [**]

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Appendix 1 to Schedule O
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Appendix 1 to Schedule O
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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O
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Confidential Treatment Requested by CBOT Holdings, Inc.

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[**]	[**]	Key Service Target

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

[**]	[**]

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O
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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O
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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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0-118

Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O

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SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].

Confidential Treatment Requested by CBOT Holdings, Inc.

Appendix 1 to Schedule O

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CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS INDICATED BY [**].